Incentive Life Plus(TM) (94-300)
Survivorship 2000(TM) (92-500)                     Issued by
                                                   EQUITABLE VARIABLE
                                                   LIFE INSURANCE COMPANY




                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 1996

This supplement updates the Incentive Life Plus prospectuses dated September 15, 1995 and May 1, 1995, and the Survivorship 2000 prospectus dated May 1, 1995. Please read this supplement carefully. This supplement should be attached to your Prospectus and you should retain both for future reference. Terms used in this supplement have the same meaning as in the Prospectus.

TELEPHONE TRANSFERS. Effective immediately, we are extending the deadline for making telephone transfers to 4:00 p.m. Eastern Time. All other conditions for making telephone transfers remain unchanged.




                                                                          VM-515
--------------------------------------------------------------------------------
            This Supplement Should be Retained for Future Reference.

                                 Copyright 1996
                    Equitable Variable Life Insurance Company
                              All rights reserved.
37431

Incentive Life Plus(TM) (94-300)
Champion 2000(TM)(90-400)                           Issued by
Incentive Life 2000(TM)(90-300)                     EQUITABLE VARIABLE
Survivorship 2000(TM)(92-500)                       LIFE INSURANCE COMPANY
Incentive Life(TM)(85-300 & 88-300)
SP-Flex(TM)(87-500)
The Champion(TM)(85-11)
SP-1(TM)(85-09)
Basic Policy(TM)(85-01)
Expanded Policy(TM)(85-02)




                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 1996

This supplement updates the Prospectus you received for your variable life insurance policy, as previously supplemented. Please read this supplement carefully. This supplement should be attached to your Prospectus and you should retain both for future reference. Terms used in this supplement have the same meaning as in the Prospectus.

TELEPHONE TRANSFERS. Effective immediately, we are extending the deadline for making telephone transfers to 4:00 p.m. Eastern Time. All other conditions for making telephone transfers remain unchanged.




                                                                          VM-516
--------------------------------------------------------------------------------
            This Supplement Should be Retained for Future Reference.

                                 Copyright 1996
                    Equitable Variable Life Insurance Company
                              All rights reserved.
37431

                                SURVIVORSHIP(TM)
                                      2000





                          Prospectus Dated May 1, 1995

Survivorship 2000 is a flexible premium joint survivorship variable life insurance policy issued by Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable).

You may decide the amount of premiums to invest and when, within limits. Other than the initial premium, there are no required premiums (however, under certain conditions, additional premiums may be needed to keep the policy in effect). Net premiums are deposited in a Policy Account.

Policy Account values increase or decrease with investment experience and reflect certain deductions and charges. You may allocate your Policy Account value to a guaranteed fixed return and the following thirteen investment portfolios:

o  Money Market                                o  Equity Index           Asset Allocation Series:
o  Intermediate Government Securities          o  Common Stock           o  Conservative Investors
o  Quality Bond                                o  Global                 o  Balanced
o  High Yield                                  o  International          o  Growth Investors
o  Growth & Income                             o  Aggressive Stock

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Survivorship 2000 provides life insurance coverage on two insureds, with a death benefit payable when the last surviving insured person dies while the policy is in effect. You may choose either a fixed benefit equal to the Face Amount of the policy or a variable benefit equal to the Face Amount plus the Policy Account. You can reduce the Face Amount and change the death benefit option, within limits.

The policy may go into default if the Net Cash Surrender Value (Policy Account value less any loan and accrued loan interest) is insufficient to pay the policy's monthly deductions. When this condition exists, we guarantee that the policy will remain in-force under the death benefit guarantee provision (if available) as long as the accumulated premiums you've paid, less withdrawals, are at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value (Policy Account value). Otherwise, your policy will end without value unless you make a required payment.

Ask your Equitable agent to determine if changing, or adding to, your existing insurance coverage with Survivorship 2000 would be to your advantage. You may examine the policy for a limited period after your initial payment and if you are not satisfied for any reason, you may return the policy for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN SURVIVORSHIP 2000. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Copyright 1995 Equitable Variable Life Insurance Company. All rights reserved.

VM 503

                                TABLE OF CONTENTS


SUMMARY OF SURVIVORSHIP 2000 FEATURES........................1

PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
          SURVIVORSHIP 2000 INVESTMENT CHOICES...............5
          THE COMPANY THAT ISSUES SURVIVORSHIP 2000..........5
            Equitable Variable...............................5
            Our Parent, Equitable............................5
          THE SEPARATE ACCOUNT AND THE TRUST.................5
            The Separate Account.............................5
            The Trust........................................5
            The Trust's Investment Adviser...................5
            Investment Policies Of The Trust's Portfolios....6
          THE GUARANTEED INTEREST ACCOUNT....................7
            Amounts In The Guaranteed Interest Account.......7
            Adding Interest In The Guaranteed Interest
              Account .......................................8
            Transfers From The Guaranteed Interest Account...8

PART 2 -- DETAILED INFORMATION ABOUT SURVIVORSHIP 2000.......8
          FLEXIBLE PREMIUMS..................................8
          DEATH BENEFITS.....................................9
          CHANGES IN INSURANCE PROTECTION....................9
            Reducing The Face Amount.........................9
            Changing The Death Benefit Option...............10
            When Policy Changes Go Into Effect..............10
          MATURITY BENEFITS.................................10
          LIVING BENEFIT OPTION.............................10
          ADDITIONAL BENEFITS MAY BE AVAILABLE..............10
          YOUR POLICY ACCOUNT VALUE.........................11
            Amounts In The Separate Account.................11
            How We Determine The Unit Value.................11
            Transfers Of Policy Account Value...............11
            Automatic Transfer Service......................11
            Telephone Transfers.............................12
            Charge for Transfers............................12
          BORROWING FROM YOUR POLICY ACCOUNT................12
            How To Request A Loan...........................12
            Policy Loan Interest............................12
            When Interest Is Due............................12
            Repaying The Loan...............................13
            The Effects Of A Policy Loan....................13
          PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT......13
            Partial Withdrawal Charges......................13
            Allocation Of Partial Withdrawals And Charges...13
            The Effects Of A Partial Withdrawal.............13
            Surrender For Net Cash Surrender Value..........13
          DEDUCTIONS AND CHARGES............................13
            Deductions From Your Premiums...................13
            Deductions From Your Policy Account.............14
          DEDUCTIONS AND CHARGES (CONTINUED)
            How Policy Account Charges Are Allocated........15
            Charges Against The Separate Account............15
            Trust Charges...................................15
          ADDITIONAL INFORMATION ABOUT SURVIVORSHIP 2000....15
            Your Policy Can Terminate.......................15
            You May Restore A Policy After It Terminates....16
            Policy Periods, Anniversaries, Dates And Ages...16
          TAX EFFECTS.......................................16
            Policy Proceeds.................................17
            Diversification.................................18
            Riders..........................................18
            Policy Changes..................................18
            Tax Changes.....................................18
            Estate And Generation Skipping Taxes............18
            Our Taxes.......................................19
            When We Withhold Income Taxes...................19

PART 3 -- ADDITIONAL INFORMATION............................19
          YOUR VOTING PRIVILEGES............................19
            Trust Voting Privileges.........................19
            How We Determine Your Voting Shares.............19
            Separate Account Voting Rights..................19
          OUR RIGHT TO CHANGE HOW WE OPERATE................19
          OUR REPORTS TO POLICYOWNERS.......................20
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY.......20
          YOUR PAYMENT OPTIONS..............................20
          YOUR BENEFICIARY..................................20
          ASSIGNING YOUR POLICY.............................20
          WHEN WE PAY POLICY PROCEEDS.......................21
          DIVIDENDS.........................................21
          REGULATION........................................21
          SPECIAL CIRCUMSTANCES.............................21
          DISTRIBUTION......................................21
          LEGAL PROCEEDINGS.................................21
          ACCOUNTING AND ACTUARIAL EXPERTS..................22
          ADDITIONAL INFORMATION............................22
          MANAGEMENT........................................23

PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS..................25
          INDIVIDUAL ILLUSTRATIONS..........................25

SEPARATE ACCOUNT FP FINANCIAL STATEMENTS.................FSA-1

EQUITABLE VARIABLE FINANCIAL STATEMENTS....................F-1

APPENDIX A -- COMMUNICATING PERFORMANCE DATA...............A-1
              LONG TERM MARKET TRENDS......................A-1


--------------------------------------------------------------------------------
In this prospectus "we", "our" and "us" mean Equitable Variable Life Insurance Company (Equitable Variable), a New York stock life insurance company. "You" and "your" mean the owner(s) of the policy. We refer to the persons who are covered by the policy as the "insured persons", because the insured persons and the policyowner(s) may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE VARIABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE VARIABLE.

                      SUMMARY OF SURVIVORSHIP 2000 FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

INVESTMENT FEATURES

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS on page 8.

POLICY ACCOUNT

o After certain charges are deducted from your premium payment, the balance, called your net premium, is put in your Policy Account. Net premiums can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable Variable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (Trust). Subject to certain conditions, you have access to the Policy Account value through loans, partial withdrawals or by surrendering the policy. You may also adjust your allocation to the various investment options by changing your allocation percentages or by making transfers among the Funds and the Guaranteed Interest Account. If the policy is owned by two or more persons, we will require authorization from each owner before taking any action under the policy.

o REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE ON OR WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY. TRANSFERS INTO THE GUARANTEED INTEREST ACCOUNT AND AMONG THE FUNDS MAY BE REQUESTED AT ANY TIME. Transfers are subject to the rules discussed under TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT on page 8 and TRANSFERS OF POLICY ACCOUNT VALUE on page 11.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on deductions from that Account and on the interest rates declared each year by Equitable Variable (4% minimum).

REDEMPTION

o Loans may be taken against 90% of a policy's Cash Surrender Value (equal to the Policy Account value) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT on page 12.

o Partial withdrawals of Net Cash Surrender Value may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 13.

o The policy may be surrendered for its Net Cash Surrender Value (Policy Account value less any loan and accrued loan interest), less any lien securing a Living Benefit payment, at which time insurance coverage will end.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit that equals the Face Amount plus the Policy Account.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements.

o After the first year, you may reduce the Face Amount or change the death benefit option, within limits. The minimum Face Amount is $200,000.

o The death benefit is payable when the last surviving insured person dies while the policy is in effect.

DEATH BENEFIT GUARANTEE

o The death benefit is guaranteed if the amount of premiums you've paid, accumulated at 4% interest, less withdrawals, also accumulated at 4% interest, is at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value (Policy Account Value). The death benefit guarantee is not available in some jurisdictions, including New York and New Jersey. You should check with your Equitable Agent to determine whether the guaranteed minimum death benefit is available in your state.

MATURITY BENEFITS

o A maturity benefit equal to the Net Cash Surrender Value, less any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the younger insured person's 100th birthday, if either or both of the insured persons are still living on that date.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the sole surviving insured has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost.

ADDITIONAL BENEFITS

o Estate Protector, Option to Split Upon Divorce and Option to Split Upon Federal Tax Law Change riders are available.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

o Applicable charges for taxes imposed by states and other jurisdictions. Such taxes currently range between .75% and 5% (Virgin Islands).

o Premium Sales Charge in the first policy year equal to 30% of premiums paid up to one "target premium" and 3% of premiums paid in excess of the target premium in that year. The Premium Sales Charge in each subsequent policy year is equal to 7.5% of premiums paid up to one target premium (6% for certain combinations of insured persons) and 3% of premiums paid on any excess over the target premium in each year. Equitable Variable currently intends to stop deducting this charge at the end of the twentieth policy year. See DEDUCTIONS FROM YOUR PREMIUMS on page 13 for a detailed discussion, including an explanation of "target premium."

FROM THE POLICY ACCOUNT

o Monthly administrative charge of $0.07 per $1,000 of Face Amount plus $6 per month during the first policy year. Current monthly administrative charge of $6 during subsequent policy years (subject to $8 per month maximum).

o Monthly cost of insurance charge and monthly charge for any additional benefits.

o Transaction charges (for partial withdrawals and certain transfers).

o Monthly guaranteed minimum death benefit charge equal to $0.01 per $1,000 of Face Amount for policies with a guaranteed minimum death benefit provision.

FROM THE SEPARATE ACCOUNT

o Charge for certain mortality and expense risks of .90% per annum.

FROM THE TRUST

o Trust shares are purchased at net asset value which reflects investment management fees and other direct expenses. Investment management fees are charged at the maximum annual rates of .35% of net assets for the Equity Index Portfolio; .40% of net assets for Common Stock, Money Market and the Balanced Portfolios; .50% for Aggressive Stock and the Intermediate Government
  Securities Portfolios; .55% for High Yield, Global, Conservative Investors, Growth Investors, Quality Bond and the Growth & Income Portfolios; and .90% for the International Portfolio.

VARIATIONS

o Equitable Variable is subject to the insurance laws and regulations in every jurisdiction in which Survivorship 2000 is sold. As a result, the terms of Survivorship 2000 may vary from jurisdiction to jurisdiction. The terms of Survivorship 2000 may also vary where special circumstances result in a reduction in our costs.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have the right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limits described below. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than the latest of the following three dates: (i) 10 days after you receive the policy; (ii) 10 days after we mail or personally deliver a written notice telling you about your right to cancel (Notice of Withdrawal Right); or (iii) 45 days after the latest date Part 1 of a policy application is signed.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of an existing life insurance policy, we may reinstate the prior policy. The cancellation right may vary in certain states. There may be income tax and withholding implications associated with cancellation.

DEFAULT AND TERMINATION

o If the Net Cash Surrender Value is insufficient to pay the policy's monthly deductions the policy will go into default unless the operation of the policy's guaranteed minimum death benefit provision results in a waiver of the monthly deductions. In order to benefit from the guaranteed minimum death benefit provision, accumulated premiums you've paid, less withdrawals, must be at least equal to a guaranteed minimum death benefit premium fund and any policy loan must not exceed the Cash Surrender Value. The guaranteed death benefit provision is not available in some jurisdictions, including New York and New Jersey. If the policy goes into default, it will terminate without value unless you make a required payment. See YOUR POLICY CAN TERMINATE on page 15.

o You will be notified if a default occurs and given the opportunity to maintain the policy in force by paying the amount specified in the notice. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOU MAY RESTORE A POLICY AFTER IT TERMINATES on page 16.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax so long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity or policy termination may result in recognition of income for tax purposes.

                       HUDSON RIVER TRUST RATES OF RETURN

The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct Trust operating expenses, for periods ending December 31, 1994. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum in estimated direct Trust operating expenses. The Common Stock Portfolio and its predecessors have been in existence since 1976. No return information is provided for the International Portfolio, since it received its initial funding on April 3, 1995. The yields shown below are derived from the actual rate of return of the Trust portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Money Market Portfolio and the SEC 30-day yield for the Intermediate Government Securities, Quality Bond and High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, PREMIUM TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A SURVIVORSHIP 2000 POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF SURVIVORSHIP 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.


                                                                   RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994
                                                       -----------------------------------------------------------------------------
                                                                                                                         SINCE
PORTFOLIO                                   YIELDS      1 YEAR     3 YEARS     5 YEARS     10 YEARS     15 YEARS     INCEPTION(A)
---------                                 ----------   ---------  ----------   ---------   ----------   ---------  -----------------
Money Market............................      5.59%      4.02%       3.51%       4.98%        6.27%       --             7.54%
Intermediate Government Securities......      6.35      (4.37)       3.75        --           --          --             6.16
Quality Bond............................      6.37      (5.10)       --          --           --          --            (4.49)
High Yield..............................     10.53      (2.79)      10.37       10.60         --          --             9.04
Growth & Income.........................                (0.58)       --          --           --          --            (0.66)
Equity Index (b)........................                 --          --          --           --          --             1.08(b)
Common Stock............................                (2.14)       8.03        9.82        15.25       15.32%         13.91
Global..................................                 5.23       11.42       11.15         --          --            10.39
Aggressive Stock........................                (3.81)       2.84       17.06         --          --            18.78

The Asset Allocation Series:
Conservative Investors..................                (4.10)       3.97        7.46         --          --             7.71
Balanced................................                (8.02)       0.12        7.29         --          --            11.25
Growth Investors........................                (3.15)       5.42       14.05         --          --            14.19

-----------------

(a) The Equity Index Portfolio received its initial funding on March 1, 1994; the Growth & Income and Quality Bond Portfolios on October 1, 1993; the
    Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.

(b) Unannualized.

Additional investment performance information appears in the attached Trust prospectus.

ILLUSTRATIONS OF CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The table on the next page was developed to demonstrate how the actual investment experience of the Trust and its predecessors would have affected the Cash Surrender Value (Policy Account Value) of hypothetical Survivorship 2000 policies held for specified periods of time. The table illustrates Premiums and Cash Surrender Values of twelve hypothetical Survivorship 2000 policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that the insureds are a standard risk 55-year-old male and a standard risk 50-year-old female, both non-smokers, and that each policy has a level death benefit, a $1,000,000 face amount and a $13,580 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For Trust portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year. For Trust portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. Policy values in the "Since Inception" column are for periods ended December 31, 1994.

Cash Surrender Values reflect all charges assessed under the policy and by the Trust. Where applicable, current charges have been used to determine policy values; if guaranteed charges were used, the results would be lower.

   ILLUSTRATIONS OF SURVIVORSHIP 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES
     BASED ON HISTORICAL INVESTMENT RESULTS, $1,000,000 OF INITIAL INSURANCE
                         PROTECTION AND CURRENT CHARGES


                               AT THE END OF THE FIRST YEAR       AT THE END OF THE FIFTH YEAR
                              -----------------------------      ------------------------------
                                 TOTAL       POLICY ACCOUNT          TOTAL       POLICY ACCOUNT
                                PREMIUM      VALUE AND CASH         PREMIUM      VALUE AND CASH
PORTFOLIO                        PAID       SURRENDER VALUE          PAID       SURRENDER VALUE
---------                     -----------  ----------------      -------------  ---------------
Money Market ..............    $ 13,580       $  9,210             $ 67,900        $ 69,295
Int. Gov't Securities .....      13,580          9,132
Quality Bond ..............      13,580          7,606
High Yield ................      13,580          8,450               67,900          71,624
Growth & Income ...........      13,580          8,012
Equity Index ..............      13,580
Common Stock ..............      13,580          8,883               67,900         103,137
Global ....................      13,580          8,997               67,900          71,608
Aggressive Stock ..........      13,580         11,037               67,900          85,489

THE ASSET ALLOCATION SERIES:
---------------------------
Conservative Investors ....      13,580          8,614               67,900          63,299
Balanced ..................      13,580         10,521               67,900          73,063
Growth Investors ..........      13,580          8,979               67,900          73,021


                               AT THE END OF THE TENTH YEAR          POLICY OWNED SINCE PORTFOLIO'S INCEPTION
                              ------------------------------         ----------------------------------------
                                TOTAL         POLICY ACCOUNT             TOTAL                POLICY ACCOUNT
                               PREMIUM        VALUE AND CASH         PREMIUM PAID             VALUE AND CASH
PORTFOLIO                        PAID        SURRENDER VALUE             PAID                SURRENDER VALUE
---------                     ------------  ----------------         -------------          ----------------
Money Market................    $135,800        $164,484               $176,540                  $212,593
Int. Gov't Securities.......                                             54,320                    46,595
Quality Bond................                                             13,580                     7,606
High Yield..................                                            108,640                   133,057
Growth & Income.............                                             13,580                     8,012
Equity Index................                                             13,580                     8,385
Common Stock................     135,800         269,838                258,020                   920,926
Global......................                                             95,060                   126,077
Aggressive Stock............                                            122,220                   224,700

THE ASSET ALLOCATION SERIES:
------------------------------
Conservative Investors......                                             67,900                    63,299
Balanced....................                                            122,220                   148,487
Growth Investors............                                             67,900                    73,021


THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

PART 1: DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND SURVIVORSHIP 2000 INVESTMENT CHOICES

THE COMPANY THAT ISSUES SURVIVORSHIP 2000

EQUITABLE VARIABLE. Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1994, we had approximately $125.8 billion face amount of variable life insurance in force.

We sell both traditional and innovative forms of life insurance designed to give policyowners maximum choice and flexibility. Additional forms of life insurance are available through our parent, Equitable. Your Equitable agent can provide information about all forms of life insurance available from us and Equitable and help you decide which may best meet your objectives.

OUR PARENT, EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.5% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company, Equitable and their subsidiaries. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies. Equitable, the Holding Company and their subsidiaries managed approximately $174.5 billion as of December 31, 1994. Equitable's assets do not back the benefits that we pay under our policies. Equitable's home office is 787 Seventh Avenue, New York, New York 10019.

THE SEPARATE ACCOUNT AND THE TRUST

THE SEPARATE ACCOUNT. The Separate Account was established on April 19, 1985 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors. We may also retain in the Separate Account amounts owed to us for charges or other permitted allocations. Because such retained amounts do not support Policy Account values, we may transfer them from the Separate Account to our general account.

THE TRUST. The Separate Account has several funds, each of which invests in shares of a corresponding portfolio of the Trust. The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by our Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to protect our policyowners. Also, if we ever believe that any Trust portfolio is so large as to materially impair the investment performance of a portfolio or the Trust, we will examine other investment options.

THE TRUST'S INVESTMENT ADVISER. The Trust is advised by Alliance Capital Management L.P. (Alliance). Alliance is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act). Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable.

Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1994, Alliance was managing approximately $121.3 billion in assets.

Alliance's main office is 1345 Avenue of the Americas, New York, New York 10105.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each portfolio's daily average net assets:

--------------------------------------------------------------------------------------------------
                                                             DAILY AVERAGE NET ASSETS
                                                     ------------------------------------------
                                                        FIRST          NEXT           OVER
                                                        $350           $400           $750
PORTFOLIO                                              MILLION        MILLION        MILLION
---------                                            ------------   ------------   ------------
Common Stock, Money Market and Balanced..............   .400%          .375%          .350%
Aggressive Stock and Intermediate Gov't Securities...   .500%          .475%          .450%
High Yield, Global, Conservative Investors and
   Growth Investors..................................   .550%          .525%          .500%
-----------------------------------------------------------------------------------------------

                                                        FIRST          NEXT
                                                        $500           $500           OVER
PORTFOLIO                                              MILLION        MILLION      $1 BILLION
---------                                            ------------   ------------   ------------
Quality Bond and Growth & Income.....................   .550%          .525%          .500%
-----------------------------------------------------------------------------------------------

                                                        FIRST          NEXT           OVER
                                                        $750           $750           $1.5
PORTFOLIO                                              MILLION        MILLION        BILLION
---------                                            ------------   ------------   ------------
Equity Index.........................................   .350%          .300%          .250%
-----------------------------------------------------------------------------------------------

                                                        FIRST                         OVER
                                                        $500           NEXT           $1.5
PORTFOLIO                                              MILLION      $1 BILLION       BILLION
---------                                            ------------   ------------   ------------
International........................................   .900%          .850%           .800
-----------------------------------------------------------------------------------------------

INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. For a more complete discussion of the investment objectives and policies of all the Trust's portfolios, see the attached Trust prospectus. The policies and objectives of the Trust's portfolios are as follows:

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
-----------                --------------------                                     -----------
MONEY MARKET............   Primarily  high  quality  short-term  money  market      High   level  of  current   income   while
                           instruments.                                             preserving    assets    and    maintaining
                                liquidity.

INTERMEDIATE............   Primarily debt  securities  issued or guaranteed by      High  current   income   consistent   with
GOVERNMENT                 the   U.S.    Government,    its    agencies    and      relative stability of principal.
SECURITIES                 instrumentalities.  Each  investment  will  have a
                           final  maturity  of not  more  than 10  years or a
                           duration not exceeding that of a 10-year  Treasury
                           note.

QUALITY BOND............   Primarily investment grade fixed-income securities.      High  current   income   consistent   with
                                                                                    preservation of capital.

HIGH YIELD..............   Primarily   a   diversified   mix  of  high  yield,      High return by maximizing  current  income
                           fixed-income     securities    involving    greater      and,  to the extent  consistent  with that
                           volatility  of  price  and  risk of  principal  and      objective, capital appreciation.
                           income than high quality  fixed-income  securities.
                           The medium and lower  quality  debt  securities  in
                           which the  Portfolio  may invest are known as "junk
                           bonds."

GROWTH & INCOME.........   Primarily common stocks and securities  convertible      High total  return  through a  combination
                           into common stocks.                                      of    current     income    and    capital
                                                                                    appreciation.

EQUITY INDEX............   Selected  securities  in the S&P's  500 Index  (the      Total  return  performance  (before  trust
                           "Index")  which the adviser  believes  will, in the      expenses)    that     approximates     the
                           aggregate,  approximate the performance  results of      investment   performance   of  the   Index
                           the Index.                                               (including  reinvestment  of dividends) at
                                                                                    a risk level
                                                                                    consistent with that of the Index.

COMMON STOCK............   Primarily   common  stock  and  other   equity-type      Long-term    growth   of    capital    and
                           instruments.                                             increasing income.

GLOBAL..................   Primarily  equity  securities of non-United  States      Long-term growth of capital.
                           as well as United States companies.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
-----------                --------------------                                     -----------
INTERNATIONAL...........   Primarily equity  securities  selected  principally      Long-term growth of capital.
                           to  permit   participation  in  non-United   States
                           companies with prospects for growth.

AGGRESSIVE STOCK........   Primarily  common  stocks  and  other   equity-type      Long-term growth of capital.
                           securities  issued  by  medium  and  other  smaller
                           sized companies with strong growth potential.

ASSET ALLOCATION SERIES:

CONSERVATIVE............   Diversified  mix of  publicly-traded,  fixed-income      High   total   return   without,   in  the
INVESTORS                  and  equity  securities;  asset  mix  and  security      adviser's    opinion,    undue   risk   to
                           selection   are   primarily   based  upon   factors      principal.
                           expected  to  reduce   risk.   The   Portfolio   is
                           generally  expected  to hold  approximately  70% of
                           its assets in fixed  income  securities  and 30% in
                           equity securities.

BALANCED................   Primarily  common  stocks,   publicly-traded   debt      High  return   through  a  combination  of
                           securities    and   high   quality   money   market      current income and capital appreciation.
                           instruments.  The  Portfolio is generally  expected
                           to hold 50% of its assets in equity  securities and
                           50% in fixed income securities.

GROWTH INVESTORS........   Diversified  mix of  publicly-traded,  fixed-income      High  total  return  consistent  with  the
                           and  equity  securities;  asset  mix  and  security      adviser's
                           selection  based upon factors  expected to increase      determination of reasonable risk.
                           possibility   of  high   long-term   return.   The
                           Portfolio   is   generally    expected   to   hold
                           approximately   70%  of  its   assets   in  equity
                           securities and 30% in fixed income securities.
------------------------------------------------------------------------------------------------------------------------------------

Because Policy Account values may be invested in mutual fund options, Survivorship 2000 offers an opportunity for the Policy Account value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Policy Account value may not appreciate as rapidly and indeed, may decrease in value.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are generally subject to regulation under these Acts. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities law relating to the accuracy and completeness of statements made in prospectuses.

AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT. You may accumulate amounts in the Guaranteed Interest Account by allocating net premiums and loan repayments to that Account, transferring amounts from the Funds to the Guaranteed Interest Account or earning interest on amounts you already have in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION on page 10. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account.

The amount you have in the Guaranteed Interest Account at any time is the sum of all net premiums and loan repayments allocated to that Account, all transfers into that Account (including amounts securing any policy loan or Living Benefit payment) plus earned interest, less amounts transferred out or withdrawn, and monthly deductions allocated to, that Account.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. Different rates may apply to policies currently being issued and previously issued policies. These annual interest rates will never be less than the minimum guaranteed interest rate of 4%. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. We reserve the right to declare higher interest rates for higher Face Amount policies. See POLICY LOAN INTEREST on page 12. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year. We credit interest on unloaned amounts in the Guaranteed Interest Account at the end of each policy month. Interest is credited on any loaned amount in the Guaranteed Interest Account on each policy anniversary and at any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT. Once during each policy year, you may request a transfer from your unloaned amount in the Guaranteed Interest Account to one or more of the Funds. If we receive your transfer request within 30 days prior to your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount shown in your policy, whichever is more. The minimum transfer amount is the minimum transfer amount shown in the policy or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2:       DETAILED INFORMATION ABOUT SURVIVORSHIP 2000

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and smoker/non-smoker status of each of the insured persons, the initial Face Amount of the policy (the minimum Face Amount is $200,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of either insured person. See COST OF INSURANCE CHARGE on page 14. You may choose to pay a higher initial premium.

The full initial premium you indicated on your application must be paid on or before the date on which the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the persons proposed to be insured are living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid.

Your first premium payment should be given to your agent or broker and must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable Variable. Any additional premiums must be sent directly to our Administrative Office. We will not accept cash payments. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insureds. You may review a copy of our Temporary Insurance Agreement on request.

On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to the Funds take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Information Page of your policy (the Policy Information Page), and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT Value on page 11.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Money Market Fund, and all monthly charges allocable to the Separate Account will be deducted from the Money Market Fund. On the Allocation Date, amounts in the Money Market Fund will be allocated to the Funds in accordance with your policy application. See TRANSFERS OF POLICY ACCOUNT VALUE on page 11 and POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 16. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Money
Market Fund on the Allocation Date. See TRANSFERS OF POLICY ACCOUNT VALUE on page 11.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions after such date.

Although premiums are flexible, the Policy Information Page will show a "planned" periodic premium. You determine the planned premium (within limits set by us) when you apply for the policy. The planned premium is not necessarily designed to equal the amount of premium that will keep your policy in effect. You may make or skip a planned premium. We will send premium notices if you selected annual, semi-annual or quarterly planned premiums.

The Policy Information Page will also show a "specified premium" if the policy's guaranteed minimum death benefit provision is available in your state. This specified premium is what we refer to in this prospectus as the guaranteed minimum death benefit premium. We measure actual premium payments against these hypothetical premiums in order to determine whether your policy is in default when the Net Cash Surrender Value is insufficient to pay monthly charges in any month. These are not required premium payments. See YOUR POLICY CAN TERMINATE on page 15.

The guaranteed minimum death benefit premium is actuarially determined at issue based on the age, sex, smoker status and rating class of the insured persons. The guaranteed minimum death benefit premium will change if you request a Face Amount decrease, add or eliminate a rider, or if there is a change in either insured person's rating or smoker classification. We reserve the right to limit the amount of any premium payments you make which are in addition to your guaranteed minimum death benefit premium.

Generally, premiums may be paid at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states or automatic payment plans may require different minimum premium payments.) Except for Texas policyowners, this minimum may be increased if we give you 90 days written notice. We may return premium payments if we determine that they would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS on page 16 for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the last surviving insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any unpaid policy loan, any lien securing a Living Benefit payment and accrued interest. If the last surviving insured person dies during a grace period we will also deduct any overdue monthly deductions.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a variable death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the last surviving insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is designed to ensure that the policy meets the provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. We may apply a higher percentage multiple than that required by Federal tax law. This means that when the death benefit is calculated using those higher percentage multiples, the benefit will be higher than that otherwise necessary to continue to qualify your policy as life insurance. See TAX EFFECTS on page 16. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the last surviving insured person dies times a percentage based on the younger insured person's age (nearest birthday) at the beginning of the policy year of the last surviving insured person's death. The percentages decline with age and are shown on the Policy Information Page of your policy.

The death benefit is guaranteed if the amount of premiums you've paid, accumulated at 4% interest, less withdrawals, also accumulated at 4% interest, is at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value. In other words, we will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy, as long as you have not withdrawn or overloaned those amounts. This guaranteed minimum death benefit provision is not available in some jurisdictions, including New York and New Jersey. You should check with your Equitable Agent to determine whether the guaranteed minimum death benefit is available in your state.

CHANGES IN INSURANCE PROTECTION

REDUCING THE FACE AMOUNT. You may request a Face Amount decrease any time after the first policy year by sending a signed written request to our Administrative Office. Any change will be subject to our approval. You may not reduce the Face Amount below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Our current procedure is to disapprove a requested decrease if it would cause a death benefit based upon the Policy Account percentage multiple to apply. See DEATH BENEFITS on page 9. See TAX EFFECTS on page 16 for the tax consequences of reducing the Face Amount. If you reduce the Face Amount while the Estate Protector rider is in effect, the face amount of that rider will generally be reduced proportionately. See ADDITIONAL BENEFITS MAY BE AVAILABLE on page 10. Monthly deductions from your Policy Account for the cost of insurance will generally decrease, beginning on the date the reduction in Face Amount takes effect.

CHANGING THE DEATH BENEFIT OPTION. At any time after the first policy year while your policy is in force, you may request a change in the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS on page 16 for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction.

o If you change from OPTION B TO OPTION A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE on page 14). If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently.

WHEN POLICY CHANGES GO INTO EFFECT. A reduction in Face Amount or change in death benefit option will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because it might disqualify your policy as life insurance under applicable Federal income tax law. In other cases there may be tax consequences as a result of the change. See TAX EFFECTS on page 16.

MATURITY BENEFITS

If either or both of the insured persons are still living on the policy anniversary nearest the younger insured person's 100th birthday (the Maturity
Date), we will pay you a benefit in an amount equal to the Net Cash Surrender Value as of the Maturity Date, less any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS on page 16 and YOUR PAYMENT OPTIONS on page 20.

LIVING BENEFIT OPTION

Subject to regulatory approval in your state and our underwriting guidelines, our Living Benefit rider will be included with your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the sole surviving insured has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, Equitable Variable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST on page 12.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT on page
7. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Benefit payment may be taxable as a distribution under the policy. See TAX EFFECTS on page 16 for a discussion of the tax treatment of distributions under the policy. Consult your tax advisor. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. These benefits are subject to our rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available:

o ESTATE PROTECTOR RIDER under which an additional benefit is payable during the first four policy years if both insured persons die during this period. A monthly charge will be deducted from the Policy Account for this rider. This rider may not be cancelled but will automatically terminate four years from the policy's Register Date or the date the policy terminates, whichever is earlier.

o OPTION TO SPLIT UPON DIVORCE RIDER permits you to split the Survivorship 2000 policy into two other individual life insurance policies upon divorce, without evidence of insurability. A monthly charge will be deducted from the Policy Account for this rider. Certain conditions, as described in the rider, must be met before the rider's benefit can be exercised.

o OPTION TO SPLIT UPON FEDERAL TAX LAW CHANGE RIDER also permits you to split the Survivorship 2000 policy into two other individual life insurance policies, without evidence of insurability, if certain Federal tax law changes occur. These changes are described in the rider. There is no charge for this rider.

See TAX EFFECTS -- RIDERS on page 18 for possible tax consequences of splitting a Survivorship 2000 policy.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the various Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES on page 13.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We are closed on national business holidays, including Martin Luther King, Jr. Day, and also on the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. We will not process any policy transactions received as of such days other than a policy anniversary report, monthly charge deduction and the payment of death benefit proceeds. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

A net investment factor is determined for each Fund every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation will include charges for Saturday, Sunday and Monday). The daily charge is guaranteed not to exceed an effective annual rate of .90%. See CHARGES AGAINST THE SEPARATE ACCOUNT on page 15. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Survivorship 2000 unit values, call (212) 714-5015.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts from any Fund to any other Fund or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT on page 8. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS on page 12.

The minimum amount which may be transferred on any date will be shown on the Policy Information Page and is usually $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amount transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service, which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than currently allocated to that fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Fund into the other Funds.

To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 16.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of the sole surviving insured's death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. In order to make a transfer by telephone, each policyowner must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 3:00 PM EASTERN TIME. Only one telephone transfer request is permitted per day and it may not be revoked at any time. Telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. You will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will ever apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least the minimum amount shown on the Policy Information Page, usually $500. If you request an additional loan, the additional amount requested will be added to the amount of any outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the requested loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from your amounts in the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate the loan, it will be allocated according to the deduction allocation percentages applicable to your Policy Account. See FLEXIBLE PREMIUMS on page 8. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions of your unloaned amounts in the Guaranteed Interest Account and your value in each Fund to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loan and any additional amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. Your maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. Loaned amounts will earn interest at a lower rate than the rate you are charged for policy loan interest. Currently the rate we credit on loaned amounts is 1% less than the rate we charge for policy loan interest. Beginning in the twenty-first policy year, the rate we currently credit on loaned amounts is 1/2 of 1% less than the rate we charge for policy loan interest. Because Survivorship 2000 was offered for the first time in 1992, no reduction in the loan spread in the twenty-first policy year has yet been attained. These loan spreads are those currently in effect and are not guaranteed. However, the interest credited on loaned amounts will never be less than 4%.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect.

This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. While you have a policy loan and your policy is not in grace, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments applied as premium payments, you must specifically so indicate in writing at the time you make your payment. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed
Interest Account until the amount of any loan originally allocated to that Account has been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the last surviving insured person, maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover the monthly deductions. See YOUR POLICY CAN TERMINATE on page 15. See TAX EFFECTS on page 16 for the tax consequences of a policy loan.

PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT

At any time after the first policy year while either of the insured persons is living, you may request a partial withdrawal of your Net Cash Surrender Value by writing to our Administrative Office. Your request must be signed. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o be at least $500,

o not cause the Face Amount to fall below the minimum for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

PARTIAL WITHDRAWAL CHARGES. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from your Policy Account.

ALLOCATION OF PARTIAL WITHDRAWALS AND CHARGES. You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. If you do not specifically indicate, we will make the withdrawal on the basis of your deduction allocation percentages. If we cannot make the withdrawal in the manner described above, we will make the withdrawal based on the proportions of your unloaned amounts in the Guaranteed Interest Account and the Funds to the total unloaned value of your Policy Account.

THE EFFECTS OF A PARTIAL WITHDRAWAL. A partial withdrawal reduces the amount you have in your Policy Account and your Net Cash Surrender Value. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS on page 9. The partial withdrawal and these reductions will be effective as of the date your withdrawal request is received at our Administrative Office. See TAX EFFECTS on page 16 for the tax consequences of a reduction in benefits or a partial withdrawal.

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender your policy for its Net Cash Surrender Value (Policy Account minus any loan and accrued loan interest) at any time while either of the insured persons are living. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. You may surrender the policy by sending a written request and the policy to our Administrative Office. We will compute the Net Cash Surrender
Value as of the date we receive your request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date. See TAX EFFECTS on page 16 for the tax consequences of a policy surrender.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM YOUR PREMIUMS. Charges for applicable taxes and certain other charges are deducted from premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

o CHARGES FOR APPLICABLE TAXES and additional charges imposed on premium payments by all states and certain jurisdictions are deducted from each premium payment. Such taxes currently range between .75% and 5% (Virgin Islands). This tax is incurred by Equitable Variable, so you cannot deduct it on your income tax return. The amount of the tax may vary depending on the jurisdiction in which the insured persons reside.

  This charge will be increased or decreased to reflect any legislative changes or changes in residence. You should notify us of any change in residence. Any change in this charge will take effect on the next policy anniversary.

o PREMIUM SALES CHARGE. This charge is intended to compensate us in part for sales and promotional expenses in connection with selling Survivorship 2000, such as commissions, advertising, and the cost of preparing and printing sales literature and prospectuses. We pay these expenses from our own resources, including the Premium Sales Charge and any profit we may earn on other charges deducted under the policy.

  The Premium Sales Charge in the first policy year is equal to 30% of premiums paid up to one "target premium" and 3% of premiums paid in excess of the target premium in that year. The target premium is actuarially determined based upon the age, sex and smoker status of each of the insured persons. The target premium is established at issue, and will be reduced if you request a Face Amount decrease or if there is a change from smoker to non-smoker status of an insured person. See COST OF INSURANCE CHARGE below. If your policy has a guaranteed minimum death benefit provision, a target premium equals one guaranteed minimum death benefit premium at issue, excluding premiums for riders and substandard ratings.

  The Premium Sales Charge in each subsequent policy year is 7.5% of premiums paid up to one target premium (6% for joint insureds whose combined issue ages equal 134 or more) and 3% of premiums paid in excess of the target premium. Equitable Variable currently intends to stop deducting this charge at the end of the twentieth policy year. However, this is our current intention and is not guaranteed.

  Paying less than one target premium in the first policy year or paying more than one target premium in any policy year (including the first year) could reduce the policyowner's total Premium Sales Charge. For example, assume that the target premium is $10,000 and that the policyowner would like to pay ten target premiums in a way that does not cause the policy to become a modified endowment contract. If the policyowner paid $20,000 (i.e., two times the amount of the target premium) in every other policy year up to the ninth policy year, the total Premium Sales Charge would be $7,500. If, however, the policyowner paid $10,000 in each of the first ten policy years, the total Premium Sales Charge would be $9,750.

  Attempting to structure the timing and amount of premium payments to reduce the potential Premium Sales Charge is not recommended as it could increase the risk that your policy will terminate without value. Remember, a target premium is generally the equivalent of a guaranteed minimum death benefit premium. Therefore, delaying the payment of target premiums to later years could adversely effect the availability of the guaranteed minimum death benefit provision if, as a result of the delay, actual premium payments were less than the accumulation of guaranteed minimum death benefit premiums. If the policy's guaranteed minimum death benefit provision is not in effect and the Net Cash Surrender Value is insufficient to pay monthly deductions, the policy will lapse unless a required premium payment is made. See YOUR POLICY CAN TERMINATE on page 15. In addition, any acceleration of premium payments to early years should take into account the modified endowment seven-pay premium limit. If at any time the aggregate premiums paid exceed the policy's cumulative seven-pay limit, the policy will become a modified endowment and the policyowner may incur adverse tax consequences when distributions are made. See TAX EFFECTS on page 16.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

o MONTHLY ADMINISTRATIVE CHARGES. $0.07 per $1,000 of Face Amount during the first policy year to compensate us for the cost of underwriting and issuing your policy. $6 per month in each policy year to compensate us for the ongoing costs of maintaining your policy, such as billings, policy transactions and policyowner communications. We reserve the right to increase this charge, but it is guaranteed not to exceed $8 per month. All administrative charges are designed to reimburse us for expenses, and we do not expect to profit from them.

o COST OF INSURANCE CHARGE. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured persons at that time. The net amount at risk is the difference between the current death benefit and the amount in your Policy Account.

  Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

  The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female, Smoker and Non-Smoker Mortality Tables. The current monthly cost of insurance rates are determined based on the sex, age, rating class and smoker/non-smoker status of each of the insured persons and the policy year. Lower cost of insurance rates apply for insured persons who qualify as non-smokers. To qualify, an insured person must meet additional requirements that relate to smoking habits.

  There will be no distinctions based on sex in the cost of insurance rates for Survivorship 2000 policies sold in Montana and in other states for other special circumstances. In these cases the references to sex in this prospectus should be disregarded. Cost of insurance rates applicable to a policy issued with unisex rates would not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued with unisex rates. The guaranteed cost of insurance rates for Survivorship 2000 are based on the Commissioner's 1980 Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and rating class.

o CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits you choose will be deducted monthly. The amount and duration of these charges are shown on the Policy Information Page.

o GUARANTEED MINIMUM DEATH BENEFIT CHARGE. One cent per $1,000 of Face Amount of insurance is deducted monthly to compensate us for the risk we assume by guaranteeing a death benefit, no matter how unfavorable investment experience may be, as long as the accumulated premiums you've paid, less withdrawals, exceed a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value. This charge will be deducted only for those policies that contain a guaranteed minimum death benefit provision regardless of whether the guaranteed minimum death benefit premiums are paid. See YOUR POLICY CAN TERMINATE on page 15. This charge will be assessed as long as your policy remains in force.

Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured persons and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

In addition to the monthly deductions from your Policy Account described above, we may charge fees for certain policy transactions. See PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 13 and TRANSFERS OF POLICY ACCOUNT VALUE on page 11 for a description of policy transaction fees. Also, if you request more than one illustration in a policy year, we may charge a fee. See INDIVIDUAL ILLUSTRATIONS on page 25.

HOW POLICY ACCOUNT CHARGES ARE ALLOCATED. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See FLEXIBLE PREMIUMS on page 8. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

CHARGES AGAINST THE SEPARATE ACCOUNT. These charges are reflected in the unit values for the divisions of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE on page 11.

o A charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. We make a charge for these mortality and expense risks at an effective annual rate applied to the value of the assets in the Separate Account attributable to Survivorship 2000. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit.

o We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment experience of the Funds. See TAX EFFECTS on page 16.

TRUST CHARGES. Our Separate Account purchases shares of the Trust at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Trust. The Trust does not impose a sales charge. See THE TRUST'S INVESTMENT ADVISER on page 5.

ADDITIONAL INFORMATION ABOUT SURVIVORSHIP 2000

YOUR POLICY CAN TERMINATE. Your insurance coverage will continue as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. If the Net Cash Surrender Value at the beginning of a policy month is less than such deductions for that month, your policy will go into default unless the operation of the guaranteed minimum death benefit provision results in a waiver of the monthly deductions. The guaranteed minimum death benefit provision is not available in some jurisdictions, including New York and New Jersey.

Under the guaranteed minimum death benefit provision, we compare the guaranteed minimum death benefit premium fund with the actual premium fund in order to determine whether your coverage remains in effect. If the actual premium fund is equal to or greater than the guaranteed minimum death benefit premium fund and any policy loan outstanding does not exceed the Cash Surrender Value, then monthly deductions in excess of the Net Cash Surrender Value will be waived for that policy month and the policy will not go into default. If there is a loan outstanding that exceeds the Cash Surrender Value, the policy will be in default. The policy will also be in default if the actual premium fund is less than the guaranteed minimum death benefit premium fund.

The guaranteed minimum death benefit premium fund for any policy month is the accumulation of all the "specified premiums" shown on the Policy Information Page up to that month, at 4% interest. The actual premium fund for any policy month is the accumulation of all the premiums actually paid under the policy at 4% interest, less all withdrawals accumulated at 4% interest.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will approximate an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period you may not transfer Policy Account value, decrease the Face Amount, make a partial withdrawal or change the death benefit option.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions and any unpaid loan and accrued loan interest. We will inform you, and any assignees, at last known addresses, that your policy has ended without value. See TAX EFFECTS on page 16 for the potential tax consequences of a policy termination.

YOU MAY RESTORE A POLICY AFTER IT TERMINATES. You may restore a policy within six months after it terminates if:

o the insured persons who were living on the date the policy terminates are still alive;

o you provide evidence of insurability on those insured persons that is satisfactory to us; and

o you make the premium payment that we require to restore the policy.

The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Previous loans will not be reactivated.

From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS on page 16 for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions of policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When the applications for a Survivorship 2000 policy are completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the applications and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, we will either refund any premium paid or reinstate a prior policy.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date also shown on the Policy Information Page, is used to measure policy years, months and anniversaries (annual and monthly). Charges and deductions under the policy are first made as of the Register Date. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS on page 8.

Generally, we determine the Register Date based upon when we receive your full initial premium. In most cases:

o If you submit the full initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

An early Register Date may be permitted for employer sponsored cases in order to accommodate a common Register Date for all employees. We may also permit policyowners to advance a Register Date (up to three months) in employer sponsored cases. An early Register Date may also be permitted to provide a younger age at issue.

The investment start date is the date that your first net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the full first premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full first premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will also be the date the premium is received at our Administrative Office. Remember, the amount of your first net premium to be allocated to the Funds will initially be allocated to the Money Market Fund of the Separate Account until the Allocation Date. See FLEXIBLE PREMIUMS on page 8. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office.

Generally, when we refer to the age of an insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the effect of the current Federal income tax laws as currently interpreted on Survivorship 2000 policies owned by U.S. resident individuals. The tax effects on corporate taxpayers subject to the Federal alternative minimum tax, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. A Survivorship 2000 policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (the Code) and as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that Survivorship 2000 will meet these requirements, and that under Federal income tax law:

o the death benefit received by the beneficiary under your Survivorship 2000 policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a loan or a partial withdrawal.

Special tax rules may apply, however, if you transfer your ownership of the policy. Consult your tax adviser before any transfer of your policy.

The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." The character of any income recognized will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your policy are reduced for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

Changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance. See POLICY CHANGES on page 18.

IF YOUR SURVIVORSHIP 2000 POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or, in some cases, the premiums paid) under your policy and the ages of the insured persons at the time of the withdrawal. If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distribution will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions
(i) to taxpayers 59 1/2 years of age or older, (ii) in the case of disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. If your policy is surrendered, the excess, if any, of your Cash

Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax, and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy. The Separate Account, through the Trust, intends to comply with these requirements in order to avoid such occurrence.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular divisions of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable Variable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

RIDERS. Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences including but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We may make changes in the policy or its riders or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

TAX CHANGES. Recently proposed Treasury Regulations concerning what constitutes reasonable mortality and expense charges in testing whether a policy qualifies as life insurance would, if finalized as now proposed, provide stricter rules for policies covering more than one life. As currently drafted the rules would only apply to policies issued after the regulations are finalized, causing such policies to generally provide increased levels of death benefits relative to policy account values. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. When the last surviving insured dies, the death benefit will generally be includable in the policyowner's estate for purposes of Federal estate tax if the insured owned the policy. If the policyowner is not the insured person, under certain conditions only the fair market value of the policy would be included. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance, generation skipping and other taxes.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund of the Separate Account for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to make tax payments later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3: ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in shares of the corresponding Trust portfolios. Equitable Variable is the legal owner of the shares and will attend, and has the right to vote at, any meeting of the Trust's shareholders. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in the Separate Account in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios corresponding to the Funds to which your Policy Account is allocated. The number of Trust shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board of Trustees for the Trust's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Trust. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE, below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add Funds to, or remove Funds from, the Separate Account, combine two or more Funds within the Separate Account, or withdraw assets relating to Survivorship 2000 from one Fund and put them into another;

o register or end the registration of the Separate Account under the 1940 Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the 1940
  Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that Fund to another Fund or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated payment plan), transfers of amounts between Funds and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the lifetimes of both insured persons, for two years from the date the policy was issued.

o We cannot challenge any policy change that requires evidence of insurability or any restoration of the policy after the change or restoration has been in effect for two years during the lifetime of any insured person living at the time the change or restoration takes effect.

If the last surviving insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. Some states may require that we measure these times in some other way. If an insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at that insured person's correct age and sex.

If the last surviving insured person commits suicide within two years after the date on which the policy was issued or following a policy change that increases the death benefit, the death benefit will be limited as described in the policy. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments such as the Net Cash Surrender Value may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY, below.) If you do not arrange for a specific form of payment before the last surviving insured person dies, the beneficiary will be paid through the Equitable Access Account.(TM) See WHEN WE PAY POLICY PROCEEDS on page 21. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the last surviving insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. While either or both of the insured persons are living, you may change the beneficiary by writing to our Administrative Office. You can name more than one beneficiary. Beneficiaries may be classed as primary and contingent beneficiaries. When two or more persons are named in a class they will share equally unless you have specified their respective shares. If no beneficiary is living when the last surviving insured person dies, we will pay the death benefit in equal shares to such insured person's surviving children. If there are no surviving children, we will pay the death benefit to that insured person's estate.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in the policy to someone else as collateral for a loan or for some other reason, if we agree. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the last surviving insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of Net Cash Surrender Value withdrawal or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of the Survivorship 2000 policy may vary somewhat from jurisdiction to jurisdiction.

The Survivorship 2000 policy (Plan No. 92-500) has been filed with and approved by insurance officials in 50 states, Puerto Rico and the Virgin Islands. No
Survivorship 2000 policy is available in the District of Columbia. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable Variable may vary the charges and other terms of Survivorship 2000 where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Survivorship 2000 policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust under a Distribution Agreement. Equico is also the distributor of our variable life insurance policies and Equitable's variable annuity contracts under a Distribution and Servicing Agreement. Equico's principal business address is 1755 Broadway, New York, NY 10019. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the Exchange Act) and is a member of the National Association of Securities Dealers, Inc. Equico is paid a fee for its services as distributor of our policies. For 1994, Equico was paid a fee of $216,920 for its services under the Distribution and Servicing Agreement.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equico. The agent who sells you this policy receives sales commissions from Equitable. We reimburse Equitable from our own resources, including the Premium Sales Charge deducted from your premium. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 4% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 4% of the premiums paid up to a certain amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Agents with limited years of service may be paid differently. Commissions paid to agents based upon refunded premiums may be recovered.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equico or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

Equitable performs certain sales and administrative duties for us pursuant to a written agreement which is automatically renewed each year, unless either party terminates. Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid and accrued to Equitable by us under the sales and services agreements totalled approximately $380.5 million in 1994, $355.7 million in 1993 and $374.9 million in 1992.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Separate Account FP and Equitable Variable included in this prospectus have been audited for the years ended December 31, 1994 and 1993 by Price Waterhouse LLP, and for the year ended December 31, 1992 by Deloitte & Touche LLP, as stated in their respective reports. The financial statements of Separate Account FP and Equitable Variable for the years ended December 31, 1994 and 1993 included in this prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Variable for the year ended December 31, 1992 included in this prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable Variable contained in this prospectus should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the Survivorship 2000 policies. They should not be considered as bearing upon the investment experience of the Funds of the Separate Account.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
DIRECTORS
Michel Beaulieu......................  Director of Equitable Variable since February 1992. Senior Vice President,  Equitable,  since
                                       September 1991; prior thereto,  Chief Life Actuary AXA group 1989 to 1991;  Managing Director
                                       Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

William T. McCaffrey.................  Director of Equitable  Variable  since February 1987.  Executive Vice  President,  Equitable, since February 1986 and Chief  Administrative  Officer since  February  1988;  prior thereto, various other Equitable positions. Director, Equitable Foundation since September 1986.

Christophe Dupont-Madinier...........  Director of Equitable  Variable  since  February  1993.  Senior Vice  President,  AXA (Paris,
                                       France),  since  1988.  Director,  Donaldson,  Lufkin  &  Jenrette,  Inc.;  Alliance  Capital
                                       Management Corporation, Equitable Real Estate Investment Management, Inc.

Jose S. Suquet.......................  Director of Equitable Variable since January 1995.  Executive Vice President and Chief Agency
                                       Officer,  Equitable,  since August 1994;  prior thereto,  Agency  Manager,  Equitable,  since
                                       February 1985.

Laurent Clamagirand..................  Director  of  Equitable  Variable  since  February  1995;  Director of  Financial  Reporting,
                                       Equitable,  since November 1994; prior thereto,  International Controller,  AXA, January 1990 to October 1994; Director, Equitable of Colorado, since March 1995.

OFFICERS--DIRECTORS

James M. Benson......................  President,  Equitable  Variable since December,  1993; Vice Chairman of the Board,  Equitable
                                       Variable  July 1993 to December  1993.  President  and Chief  Operating  Officer,  Equitable,
                                       February 1994 to present;  Senior  Executive  Vice  President,  April 1993 to February  1994.
                                       Prior thereto,  President,  Management  Compensation Group, 1983 to February 1993.  Director,
                                       Alliance   Capital,   October   1993   to present.

Harvey Blitz.........................  Vice President,  Equitable  Variable since April 1995;  Director of Equitable  Variable since
                                       October 1992.  Senior Vice President,  Equitable since September 1987. Senior Vice President,
                                       The Equitable Companies  Incorporated,  since July 1992. Director,  Equico Securities,  Inc., since  September  1992;  Equitable of Colorado,  since  September  1992;  Equisource  and its subsidiaries since October 1992.

Gordon Dinsmore......................  Senior Vice  President,  Equitable  Variable,  since  February 1991.  Senior Vice  President,
                                       Equitable since September 1989; prior thereto,  various other Equitable  positions.  Director and Senior Vice  President,  March 1991 to present,  Equitable  of Colorado;  Director,  FHJV
                                       Holdings,  Inc., December 1990 to present;  Director,  Equitable  Distributors,  Inc., August
                                       1993 to present, and Director Equitable Foundation, May 1991 to present.

Jerry de St Paer.....................  Senior  Investment  Officer,  Equitable  Variable  since  April 1995;  Director of  Equitable
                                       Variable since April 1992.  Executive Vice President & Chief  Financial  Officer,  Equitable,
                                       since April 1992;  prior thereto,  Executive Vice President since December 1990;  Senior Vice
                                       President  &  Treasurer  June  1990  to  December  1990;  Senior  Vice  President,  Equitable
                                       Investment  Corporation  January  1987 to January  1991;  Executive  Vice  President  & Chief
                                       Financial Officer, The Equitable Companies  Incorporated since May 1992;  Director,  Economic
                                       Services Corporation & various Equitable subsidiaries.

James S. Kalmer......................  Senior Vice  President,  Equitable  Variable,  since  February  1991.  Vice  President  since
                                       December 1987. Senior Vice President,  Equitable,  since September 1989, prior thereto,  Vice
                                       President.  Director,  Equisource  and its  subsidiaries  since  March  1991;  and  Equitable
                                       Underwriting and Sales Agency (Bahamas) Limited since March 1994.

NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
OFFICERS--DIRECTORS (Continued)
Joseph J. Melone.....................  Chairman of the Board and Chief Executive Officer,  Equitable Variable,  since November 1990;
                                       Chairman  of the Board and Chief  Executive  Officer,  Equitable,  February  1994 to present;
                                       President and Chief Executive Officer,  September 1992 to February 1994;  President and Chief
                                       Operating  Officer  from  November  1990 to September  1992.  President  and Chief  Operating
                                       Officer of The Equitable  Companies  Incorporated since July 1992. Prior thereto,  President,
                                       The Prudential  Insurance  Company of America,  since December 1984.  Director,  Equity & Law
                                       (United Kingdom) and various other Equitable subsidiaries.

Brian O'Neil.........................  Senior Vice President and Chief Investment Officer,  Equitable Variable,  since October 1992.
                                       Executive Vice  President & Chief  Investment  Officer,  Equitable,  since April 1992;  prior thereto;  Senior  Vice  President  since  February  1989;  Vice  President  from July 1988 to
                                       February  1989.  Senior  Vice  President,  Equitable  Capital  Management  Corporation,  from
                                       November 1987 to March 1989.  Director,  Equitable Real Estate  Investment  Management,  Inc.
                                       since May 1992; Alliance since October 1993; Equitable Foundation since May 1991.

Samuel B. Shlesinger.................  Senior Vice President,  Equitable  Variable,  since February 1988.  Senior Vice President and
                                       Actuary,  Equitable; prior thereto, Vice President and Actuary.  Director,  Chairman and CEO,
                                       Equitable of Colorado.

Dennis D. Witte......................  Senior Vice  President,  Equitable  Variable,  since  February 1991;  Senior Vice  President,
                                       Equitable, since July 1990; prior thereto, various other Equitable positions.

OFFICERS

J. Thomas Liddle, Jr.................  Senior Vice President and Chief Financial Officer,  Equitable Variable,  since February 1986.
                                       Senior Vice  President,  Equitable  since April  1991;  prior  thereto,  Vice  President  and
                                       Actuary, Equitable.

Franklin Kennedy, III................  Vice  President,  Equitable  Variable,  since August 1981.  Senior Vice  President,  Alliance
   1345 Avenue of the Americas         Capital  Management  Corporation,  July 1993 to  present;  Senior Vice  President,  Equitable
   New York, New York 10105            Capital  Management  Corporation,  March 1987 to July 1993. Vice President,  The Hudson River
                                       Trust.  Managing  Director and Chief  Investment  Officer,  Equitable  Investment  Management
                                       Corporation, from November 1983 to January 1987.

William A. Narducci..................  Vice  President and Chief Claims  Officer,  Equitable  Variable  since  February  1989.  Vice
   200 Plaza Drive                     President, Equitable since February 1988; prior thereto, Assistant Vice President.
   Secaucus, NJ 07096

John P. Natoli.......................  Vice President and Chief Underwriting Officer,  Equitable Variable, since February 1988. Vice
                                       President, Equitable.

Molly K. Heines......................  Secretary, Equitable Variable, since February 1991; Vice President and Secretary,  Equitable,
                                       since July 1990; prior thereto, Vice President & Counsel.

Kevin R. Byrne.......................  Treasurer,  Equitable Variable, since September 1990; Vice President and Treasurer, Equitable
                                       since September 1993;  prior thereto,  Vice President from March 1989 to September 1993. Vice
                                       President and Treasurer,  The Equitable  Companies  Incorporated,  September 1993 to present;
                                       Frontier Trust since August 1990; Equisource and its subsidiaries October 1990 to present.

Stephen Hogan........................  Vice President and Controller,  Equitable Variable, February 1994 to present. Vice President,
                                       Equitable,  January 1994 to present;  prior thereto,  Controller,  John Hancock subsidiaries, from 1987 to December 1993.

PART 4: ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how the death benefits and Cash
Surrender Value ("policy benefits") under a hypothetical Survivorship 2000 policy could vary over time if the Funds had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each Fund, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual investment Funds. The tables are for a standard risk male non-smoker, age 55, and a standard risk female non-smoker, age 50. Planned premiums of $13,580 for an initial Face Amount of $1,000,000 are assumed to be paid at the beginning of each policy year.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policy. Beginning in policy year twenty, the current charges reflect the termination of the Premium Sales Charge. See DEDUCTIONS FROM YOUR PREMIUMS on page 13. The amounts shown at the end of each policy year reflect daily charges against the Separate Account Funds of .90% for mortality and expense risks, .51% for investment management (the average of the effective annual advisory fees applicable to each Trust portfolio during 1994 the maximum advisory fee for the Equity Index Portfolio) and .03% for direct Trust expenses. The charge reflected for direct Trust expenses exceeds the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1994. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.44%, on 6% it would be 4.48% and on 12% it would be 10.39%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER on page 5.

The tables assume first year monthly administrative charges of $0.07 per $1,000 of Face Amount and $6 per month and an applicable tax rate of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $6 after the first policy year. The guaranteed tables assume that this monthly charge is $8. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is surrendered in its very early years, the Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured persons, standard risk assumptions and an initial Face Amount and planned premium of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the planned premium you have chosen and the insured persons' actual risk classes. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Net Cash Surrender Value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                SURVIVORSHIP 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                                                          DEATH BENEFIT OPTION A

                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER
                            ASSUMING CURRENT CHARGES



                                      DEATH BENEFIT(2)                      CASH SURRENDER VALUE(2)
                                ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
POLICY     ACCUMULATED      ------------------------------------      ------------------------------------
 YEAR      PREMIUMS(1)           0%          6%          12%              0%          6%           12%
 ----      -----------      ----------   ----------   ----------      ----------   ---------   -----------
   1        $  14,259       $1,000,000   $1,000,000   $1,000,000       $  8,056     $ 8,569     $   9,082
   2           29,231        1,000,000    1,000,000    1,000,000         19,791      21,522        23,314
   3           44,951        1,000,000    1,000,000    1,000,000         31,297      34,992        38,960
   4           61,458        1,000,000    1,000,000    1,000,000         42,562      48,989        56,155
   5           78,790        1,000,000    1,000,000    1,000,000         53,586      63,532        75,054

   6           96,988        1,000,000    1,000,000    1,000,000         64,378      78,653        95,845
   7          116,097        1,000,000    1,000,000    1,000,000         74,917      94,353       118,701
   8          136,161        1,000,000    1,000,000    1,000,000         85,189     110,643       143,824
   9          157,228        1,000,000    1,000,000    1,000,000         95,181     127,534       171,439
  10          179,348        1,000,000    1,000,000    1,000,000        104,883     145,043       201,798

  15          307,689        1,000,000    1,000,000    1,156,773        148,135     241,992       405,175

  20          471,487        1,000,000    1,000,000    1,744,537        181,231     356,579       726,588

  25         $680,541       $1,000,000   $1,003,495   $2,486,484       $200,879    $494,332    $1,224,869

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN                INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                   ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL RATE OF RETURN OF               ANNUAL RATE OF RETURN OF
POLICY     ACCUMULATED      --------------------------------      -----------------------------------
 YEAR      PREMIUMS(1)          0%         6%          12%            0%          6%          12%
 ----      -----------      ---------   ---------   --------      ---------   ----------   ----------
   1        $  14,259        -40.68%     -36.90%     -33.12%       7,263.77%   7,263.77%    7,263.77%
   2           29,231        -19.33      -14.54      -9.76           709.58      709.58       709.58
   3           44,951        -12.62       -7.41      -2.22           281.01      281.01       281.01
   4           61,458         -9.52       -4.09       1.33           161.03      161.03       161.03
   5           78,790         -7.79       -2.21       3.36           108.39      108.39       108.39

   6           96,988         -6.70       -1.01       4.66            79.68       79.68        79.68
   7          116,097         -5.96       -0.19       5.56            61.90       61.90        61.90
   8          136,161         -5.43        0.41       6.21            49.92       49.92        49.92
   9          157,228         -5.05        0.85       6.70            41.37       41.37        41.37
  10          179,348         -4.76        1.19       7.09            34.99       34.99        34.99

  15          307,689         -4.10        2.12       8.20            18.25       18.25        19.84

  20          471,487         -4.04        2.53       8.66            11.26       11.26        15.68

  25         $680,541         -4.33%       2.78%      8.85%            7.55%       7.57%       13.25%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                                                          DEATH BENEFIT OPTION A

                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER
                           ASSUMING GUARANTEED CHARGES



                                      DEATH BENEFIT(2)                      CASH SURRENDER VALUE(2)
                                ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
POLICY     ACCUMULATED      ------------------------------------      ------------------------------------
 YEAR      PREMIUMS(1)           0%          6%          12%              0%          6%           12%
 ----      -----------      ----------   ----------   ----------      ----------   ---------   -----------
   1        $ 14,259        $1,000,000   $1,000,000   $1,000,000       $  8,045     $  8,558    $    9,070
   2          29,231         1,000,000    1,000,000    1,000,000         19,723       21,451        23,240
   3          44,951         1,000,000    1,000,000    1,000,000         31,142       34,828        38,786
   4          61,458         1,000,000    1,000,000    1,000,000         42,287       48,691        55,833
   5          78,790         1,000,000    1,000,000    1,000,000         53,139       63,041        74,516

   6          96,988         1,000,000    1,000,000    1,000,000         63,676       77,872        94,979
   7         116,097         1,000,000    1,000,000    1,000,000         73,872       93,180       117,383
   8         136,161         1,000,000    1,000,000    1,000,000         83,699      108,953       141,904
   9         157,228         1,000,000    1,000,000    1,000,000         93,125      125,180       168,737
  10         179,348         1,000,000    1,000,000    1,000,000        102,110      141,842       198,094

  15         307,689         1,000,000    1,000,000    1,117,475        138,234      230,310       391,410

  20         471,487         1,000,000    1,000,000    1,624,865        149,406      320,202       676,745

  25        $680,541        $1,000,000   $1,000,000   $2,150,704       $109,680     $394,819    $1,059,460

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN                INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                   ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL RATE OF RETURN OF               ANNUAL RATE OF RETURN OF
POLICY     ACCUMULATED      --------------------------------      -----------------------------------
 YEAR      PREMIUMS(1)          0%         6%          12%            0%          6%          12%
 ----      -----------      ---------   ---------   --------      ---------   ----------   ----------
   1        $ 14,259         -40.76%     -36.98%     -33.21%       7,263.77%   7,263.77%    7,263.77%
   2          29,231         -19.53      -14.74       -9.95          709.58      709.58       709.58
   3          44,951         -12.84       -7.64       -2.44          281.01      281.01       281.01
   4          61,458          -9.77       -4.33        1.10          161.03      161.03       161.03
   5          78,790          -8.06       -2.46        3.12          108.39      108.39       108.39

   6          96,988          -7.01       -1.29        4.40           79.68       79.68        79.68
   7         116,097          -6.31       -0.50        5.28           61.90       61.90        61.90
   8         136,161          -5.83        0.06        5.91           49.92       49.92        49.92
   9         157,228          -5.49        0.48        6.39           41.37       41.37        41.37
  10         179,348          -5.26        0.79        6.76           34.99       34.99        34.99

  15         307,689          -5.02        1.52        7.80           18.25       18.25        19.46

  20         471,487          -6.12        1.54        8.07           11.26       11.26        15.12

  25        $680,541         -10.38%       1.14%       7.92%           7.55%       7.55%       12.36%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                                                          DEATH BENEFIT OPTION B

                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER
                            ASSUMING CURRENT CHARGES



                                      DEATH BENEFIT(2)                      CASH SURRENDER VALUE(2)
                                ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
POLICY     ACCUMULATED      ------------------------------------      ------------------------------------
 YEAR      PREMIUMS(1)           0%          6%          12%              0%          6%           12%
 ----      -----------      ----------   ----------   ----------      ----------   ---------   -----------
   1        $  14,259       $1,008,056   $1,008,569   $1,009,082       $  8,056     $  8,569    $    9,082
   2           29,231        1,019,790    1,021,520    1,023,312         19,790       21,520        23,312
   3           44,951        1,031,291    1,034,985    1,038,952         31,291       34,985        38,952
   4           61,458        1,042,547    1,048,971    1,056,134         42,547       48,971        56,134
   5           78,790        1,053,554    1,063,493    1,075,008         53,554       63,493        75,008

   6           96,988        1,064,322    1,078,582    1,095,757         64,322       78,582        95,757
   7          116,097        1,074,824    1,094,232    1,118,544         74,824       94,232       118,544
   8          136,161        1,085,043    1,110,446    1,143,560         85,043      110,446       143,560
   9          157,228        1,094,962    1,127,228    1,171,011         94,962      127,228       171,011
  10          179,348        1,104,566    1,144,582    1,201,131        104,566      144,582       201,131

  15          307,689        1,146,669    1,239,443    1,400,985        146,669      239,443       400,985

  20          471,487        1,176,801    1,347,218    1,721,197        176,801      347,218       716,867

  25         $680,541       $1,189,053   $1,463,659   $2,455,422       $189,053     $463,659    $1,209,567

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN                INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                   ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL RATE OF RETURN OF               ANNUAL RATE OF RETURN OF
POLICY     ACCUMULATED      --------------------------------      -----------------------------------
 YEAR      PREMIUMS(1)          0%         6%          12%            0%          6%          12%
 ----      -----------      ---------   ---------   --------      ---------   ----------   ----------
   1        $  14,259        -40.68%     -36.90%     -33.12%       7,323.09%   7,326.87%    7,330.65%
   2           29,231        -19.34      -14.55       -9.76          718.01      718.75       719.51
   3           44,951        -12.63       -7.42       -2.23          285.38      285.89       286.44
   4           61,458         -9.54       -4.10        1.32          164.18      164.65       165.17
   5           78,790         -7.81       -2.23        3.34          110.99      111.46       112.00

   6           96,988         -6.72       -1.03        4.63           81.97       82.46        83.04
   7          116,097         -5.99       -0.22        5.52           63.98       64.50        65.14
   8          136,161         -5.47        0.37        6.17           51.86       52.41        53.12
   9          157,228         -5.09        0.80        6.65           43.20       43.79        44.57
  10          179,348         -4.81        1.14        7.03           36.74       37.37        38.22

  15          307,689         -4.23        2.00        8.08           19.75       20.59        21.92

  20          471,487         -4.30        2.28        8.55           12.57       13.64        15.57

  25         $680,541         -4.87%       2.32%       8.77%           8.66%       9.98%       13.17%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                                                          DEATH BENEFIT OPTION B

                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER
                           ASSUMING GUARANTEED CHARGES



                                      DEATH BENEFIT(2)                      CASH SURRENDER VALUE(2)
                                ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
POLICY     ACCUMULATED      ------------------------------------      ------------------------------------
 YEAR      PREMIUMS(1)           0%          6%          12%              0%          6%           12%
 ----      -----------      ----------   ----------   ----------      ----------   ---------   -----------
   1        $  14,259       $1,008,045   $1,008,557   $1,009,070       $ 8,045     $  8,557     $    9,070
   2           29,231        1,019,721    1,021,448    1,023,237        19,721       21,448         23,237
   3           44,951        1,031,133    1,034,818    1,038,775        31,133       34,818         38,775
   4           61,458        1,042,264    1,048,665    1,055,802        42,264       48,665         55,802
   5           78,790        1,053,092    1,062,984    1,074,447        53,092       62,984         74,447

   6           96,988        1,063,588    1,077,762    1,094,841        63,588       77,762         94,841
   7          116,097        1,073,722    1,092,984    1,117,130        73,722       92,984        117,130
   8          136,161        1,083,457    1,108,626    1,141,466        83,457      108,626        141,466
   9          157,228        1,092,753    1,124,661    1,168,014        92,753      124,661        168,014
  10          179,348        1,101,561    1,141,046    1,196,942       101,561      141,046        196,942

  15          307,689        1,135,528    1,225,574    1,383,385       135,528      225,574        383,385

  20          471,487        1,140,159    1,300,059    1,654,036       140,159      300,059        654,036

  25         $680,541       $1,086,939   $1,327,105   $2,074,988      $ 86,939     $327,105     $1,022,161

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN                INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                   ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
END OF                          ANNUAL RATE OF RETURN OF               ANNUAL RATE OF RETURN OF
POLICY     ACCUMULATED      --------------------------------      -----------------------------------
 YEAR      PREMIUMS(1)          0%         6%          12%            0%          6%          12%
 ----      -----------      ---------   ---------   --------      ---------   ----------   ----------
   1        $  14,259        -40.76%     -36.99%     -33.21%       7,323.01%   7,326.78%    7,330.56%
   2           29,231        -19.53      -14.75       -9.96          717.99      718.72       719.48
   3           44,951        -12.86       -7.65       -2.45          285.36      285.87       286.41
   4           61,458         -9.79       -4.35        1.08          164.16      164.63       165.15
   5           78,790         -8.09       -2.49        3.08          110.97      111.43       111.97

   6           96,988         -7.05       -1.33        4.35           81.94       82.43        83.01
   7          116,097         -6.36       -0.55        5.22           63.95       64.47        65.10
   8          136,161         -5.89        0.00        5.84           51.83       52.37        53.07
   9          157,228         -5.58        0.40        6.31           43.16       43.75        44.52
  10          179,348         -5.36        0.69        6.66           36.69       37.32        38.16

  15          307,689         -5.29        1.26        7.56           19.64       20.47        21.78

  20          471,487         -6.84        0.94        7.78           12.32       13.36        15.26

  25         $680,541        -13.17%      -0.29%       7.69%           8.09%       9.36%       12.14%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994



                                                    INTERMEDIATE
                                        MONEY        GOVERNMENT        HIGH                             COMMON         EQUITY
                                        MARKET       SECURITIES       YIELD           BALANCED          STOCK          INDEX
                                       DIVISION       DIVISION       DIVISION         DIVISION         DIVISION       DIVISION
                                     ------------    -----------    -----------     ------------     ------------    -----------
ASSETS
Investments in shares of The
   Hudson River Trust -- at
   market value (Notes 2 and 9)
Cost: $138,079,624 ..............    $138,112,384
        31,003,727 ..............                    $28,266,864
        50,877,692 ..............                                   $50,004,589
       341,928,746 ..............                                                   $339,049,871
       814,398,039 ..............                                                                    $812,349,390
        31,724,933 ..............                                                                                    $31,325,647
Receivable (payable) for
   policy related
   transactions .................       4,109,267         49,140        (10,836)         (18,276)         622,866         21,063
                                     ------------    -----------    -----------     ------------     ------------    -----------
Total Assets ....................     142,221,651     28,316,004     49,993,753      339,031,595      812,972,256     31,346,710
                                     ------------    -----------    -----------     ------------     ------------    -----------
LIABILITIES
Payable (receivable) for
   purchases (sales) of shares of
   The Hudson River Trust .......       3,997,965         52,945         15,230          122,383          705,098         21,172
Amount retained by Equitable
   Variable in Separate Account
   FP (Note 6) ..................         727,601        608,984        523,622          493,647        1,260,957        200,135
                                     ------------    -----------    -----------     ------------     ------------    -----------
Total Liabilities ...............       4,725,566        661,929        538,852          616,030        1,966,055        221,307
                                     ------------    -----------    -----------     ------------     ------------    -----------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS ..............    $137,496,085    $27,654,075    $49,454,901     $338,415,565     $811,006,201    $31,125,403
                                     ============    ===========    ===========     ============     ============    ===========

See Notes to Financial Statements.


                                                                                                        ASSET ALLOCATION SERIES
                                                                                                      ----------------------------
                                                       AGGRESSIVE       GROWTH &       QUALITY         CONSERVATIVE       GROWTH
                                         GLOBAL          STOCK           INCOME          BOND           INVESTORS       INVESTORS
                                        DIVISION        DIVISION        DIVISION       DIVISION          DIVISION        DIVISION
                                      ------------    ------------     ----------    ------------     ------------    ------------
ASSETS
Investments in shares of The
   Hudson River Trust -- at
   market value (Notes 2 and 9)
Cost: $239,147,145 ..............     $242,277,425
       325,633,174 ..............                     $356,394,492
         7,040,082 ..............                                      $6,898,497
       137,464,263 ..............                                                    $121,943,063
       139,172,881 ..............                                                                     $130,405,184
       368,555,840 ..............                                                                                     $367,785,147
Receivable (payable) for
   policy related
   transactions .................          693,092      (1,580,927)       191,538          (6,487)         102,625         410,514
                                      ------------    ------------     ----------    ------------     ------------    ------------
Total Assets ....................      242,970,517     354,813,565      7,090,035     121,936,576      130,507,809     368,195,661
                                      ------------    ------------     ----------    ------------     ------------    ------------
LIABILITIES
Payable (receivable) for
   purchases (sales) of shares of
   The Hudson River Trust .......          592,036      (1,539,689)       191,896          (6,195)          91,960         493,712
Amount retained by Equitable
   Variable in Separate Account
   FP (Note 6) ..................          540,010         681,389        989,756       4,706,299          475,351         482,395
                                      ------------    ------------     ----------    ------------     ------------    ------------
Total Liabilities ...............        1,132,046        (858,300)     1,181,652       4,700,104          567,311         976,107
                                      ------------    ------------     ----------    ------------     ------------    ------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS ..............     $241,838,471    $355,671,865     $5,908,383    $117,236,472     $129,940,498    $367,219,554
                                      ============    ============     ==========    ============     ============    ============

See Notes to Financial Statements.




                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,


                                                                      MONEY MARKET DIVISION
                                                             ----------------------------------------
                                                                1994           1993           1992
                                                             ----------     ----------     ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $5,368,883     $4,163,389     $4,686,996
   Expenses (Note 3):
     Mortality and expense risk charges .................       826,379        834,113        778,018
                                                             ----------     ----------     ----------
NET INVESTMENT INCOME ...................................     4,542,504      3,329,276      3,908,978
                                                             ----------     ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................        95,530       (339,754)      (136,115)
     Realized gain distribution from
       The Hudson River Trust ...........................          --             --             --
                                                             ----------     ----------     ----------
NET REALIZED GAIN (LOSS) ................................        95,530       (339,754)      (136,115)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................       (14,267)      (224,885)      (178,161)
     End of period ......................................        32,760        (14,267)      (224,885)
                                                             ----------     ----------     ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................        47,027        210,618        (46,724)
                                                             ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................       142,557       (129,136)      (182,839)
                                                             ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $4,685,061     $3,200,140     $3,726,139
                                                             ==========     ==========     ==========

See Notes to Financial Statements.


                                                            INTERMEDIATE GOVERNMENT SECURITIES DIVISION
                                                            --------------------------------------------
                                                               1994             1993            1992
                                                            ------------     -----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $  5,671,984     $14,930,827     $14,839,013
   Expenses (Note 3):
     Mortality and expense risk charges .................        527,675       1,470,325       1,569,627
                                                            ------------     -----------     -----------
NET INVESTMENT INCOME ...................................      5,144,309      13,460,502      13,269,386
                                                            ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................    (10,163,976)      3,999,846        (196,985)
     Realized gain distribution from
       The Hudson River Trust ...........................           --        11,449,074       4,721,432
                                                            ------------     -----------     -----------
NET REALIZED GAIN (LOSS) ................................    (10,163,976)     15,448,920       4,524,447
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     (1,617,237)      1,966,231       6,448,937
     End of period ......................................     (2,736,863)     (1,617,237)      1,966,231
                                                            ------------     -----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (1,119,626)     (3,583,468)     (4,482,706)
                                                            ------------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (11,283,602)     11,865,452          41,741
                                                            ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $ (6,139,293)    $25,325,954     $13,311,127
                                                            ============     ===========     ===========

See Notes to Financial Statements.


                                                                  SHORT-TERM WORLD INCOME DIVISION
                                                              ---------------------------------------
                                                                1994*         1993           1992
                                                              ---------     ---------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............     $  81,851     $ 504,768     $   687,929
   Expenses (Note 3):
     Mortality and expense risk charges .................         2,373        27,415          33,520
                                                              ---------     ---------     -----------
NET INVESTMENT INCOME ...................................        79,478       477,353         654,409
                                                              ---------     ---------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
     Realized gain (loss) on investments ................      (115,812)     (645,029)       (347,915)
     Realized gain distribution from
       The Hudson River Trust ...........................          --            --              --
                                                              ---------     ---------     -----------
NET REALIZED GAIN (LOSS) ................................      (115,812)     (645,029)       (347,915)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................       (76,633)     (676,871)         (5,422)
     End of period ......................................          --         (76,633)       (676,871)
                                                              ---------     ---------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................        76,633       600,238        (671,449)
                                                              ---------     ---------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................       (39,179)      (44,791)     (1,019,364)
                                                              ---------     ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................     $  40,299     $ 432,562     $  (364,955)
                                                              =========     =========     ===========

See Notes to Financial Statements.

*For the period January 1, 1994 through February 22, 1994 (date of substitution).




                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                                         HIGH YIELD DIVISION
                                                             ----------------------------------------
                                                                1994            1993          1992
                                                             -----------     ----------    ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $ 4,578,946     $4,488,259    $4,025,728
   Expenses (Note 3):
     Mortality and expense risk charges .................        305,522        285,992       248,485
                                                             -----------     ----------    ----------
NET INVESTMENT INCOME ...................................      4,273,424      4,202,267     3,777,243
                                                             -----------     ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (328,199)       107,852      (813,039)
   Realized gain distribution from
     The Hudson River Trust .............................           --        1,030,687          --
                                                             -----------     ----------    ----------
NET REALIZED GAIN (LOSS) ................................       (328,199)     1,138,539      (813,039)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      4,734,999        763,746      (772,587)
     End of period ......................................       (873,103)     4,734,999       763,746
                                                             -----------     ----------    ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (5,608,102)     3,971,253     1,536,333
                                                             -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (5,936,301)     5,109,792       723,294
                                                             -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $(1,662,877)    $9,312,059    $4,500,537
                                                             ===========     ==========    ==========

See Notes to Financial Statements.


                                                                         BALANCED DIVISION
                                                            --------------------------------------------
                                                                1994             1993          1992
                                                            ------------     -----------    ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 10,557,487     $10,062,862    $  9,484,792
   Expenses (Note 3):
     Mortality and expense risk charges .................      2,103,510       2,047,811       1,728,449
                                                            ------------     -----------    ------------
NET INVESTMENT INCOME ...................................      8,453,977       8,015,051       7,756,343
                                                            ------------     -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        858,164       1,446,919         870,777
   Realized gain distribution from
     The Hudson River Trust .............................           --        20,280,817      21,249,123
                                                            ------------     -----------    ------------
NET REALIZED GAIN (LOSS) ................................        858,164      21,727,736      22,119,900
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     37,960,661      30,072,900      68,832,284
     End of period ......................................     (2,878,875)     37,960,661      30,072,900
                                                            ------------     -----------    ------------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (40,839,536)      7,887,761     (38,759,384)
                                                            ------------     -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (39,981,372)     29,615,497     (16,639,484)
                                                            ------------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(31,527,395)    $37,630,548    $ (8,883,141)
                                                            ============     ===========    ============

See Notes to Financial Statements.


                                                                       COMMON STOCK DIVISION
                                                            ---------------------------------------------
                                                                1994             1993            1992
                                                            ------------     ------------    ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 11,755,355     $ 10,311,886    $  8,962,566
   Expenses (Note 3):
     Mortality and expense risk charges .................      4,741,008        4,005,102       3,127,993
                                                            ------------     ------------    ------------
NET INVESTMENT INCOME ...................................      7,014,347        6,306,784       5,834,573
                                                            ------------     ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        292,144        4,176,629      (2,382,465)
   Realized gain distribution from
     The Hudson River Trust .............................     43,936,280       85,777,775      34,335,116
                                                            ------------     ------------    ------------
NET REALIZED GAIN (LOSS) ................................     44,228,424       89,954,404      31,952,651
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     71,350,568       22,647,989      46,299,874
     End of period ......................................     (2,048,649)      71,350,568      22,647,989
                                                            ------------     ------------    ------------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (73,399,217)      48,702,579     (23,651,885)
                                                            ------------     ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (29,170,793)     138,656,983       8,300,766
                                                            ------------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(22,156,446)    $144,963,767    $ 14,135,339
                                                            ============     ============    ============

See Notes to Financial Statements.




                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                              EQUITY
                                                               INDEX
                                                             DIVISION                   GLOBAL DIVISION
                                                             ---------     -----------------------------------------
                                                               1994*          1994            1993           1992
                                                             ---------     -----------     -----------    ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $ 596,180     $ 2,768,605     $ 1,060,406    $  392,650
   Expenses (Note 3):
     Mortality and expense risk charges .................      152,789       1,211,620         466,897       216,472
                                                             ---------     -----------     -----------    ----------
NET INVESTMENT INCOME ...................................      443,391       1,556,985         593,509       176,178
                                                             ---------     -----------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (6,949)      3,347,704       1,333,766       (31,023)
   Realized gain distribution from
     The Hudson River Trust .............................      134,154       4,821,242      11,642,904       267,304
                                                             ---------     -----------     -----------    ----------
NET REALIZED GAIN (LOSS) ................................      127,205       8,168,946      12,976,670       236,281
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................         --         7,062,877       2,783,724     3,523,568
     End of period ......................................     (399,286)      3,130,280       7,062,877     2,783,724
                                                             ---------     -----------     -----------    ----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (399,286)     (3,932,597)      4,279,153      (739,844)
                                                             ---------     -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (272,081)      4,236,349      17,255,823      (503,563)
                                                             ---------     -----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $ 171,310     $ 5,793,334     $17,849,332    $ (327,385)
                                                             =========     ===========     ===========    ==========

See Notes to Financial Statements.

 *Commencement of operations on April 1.


                                                                                                                 GROWTH & INCOME
                                                                    AGGRESSIVE STOCK DIVISION                       DIVISION
                                                           ----------------------------------------------     ---------------------
                                                               1994             1993             1992           1994         1993**
                                                           ------------     ------------     ------------     ---------     -------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............  $    400,102     $    766,228     $  1,550,129     $ 108,492     $ 3,394
   Expenses (Note 3):
     Mortality and expense risk charges .................     1,944,639        1,757,109        1,620,545        19,204       1,833
                                                           ------------     ------------     ------------     ---------     -------
NET INVESTMENT INCOME ...................................    (1,544,537)        (990,881)         (70,416)       89,288       1,561
                                                           ------------     ------------     ------------     ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................    (6,075,250)      35,696,507        8,236,284       (11,709)       (134)
   Realized gain distribution from
     The Hudson River Trust .............................          --         25,339,962       25,704,106          --          --
                                                           ------------     ------------     ------------     ---------     -------
NET REALIZED GAIN (LOSS) ................................    (6,075,250)      61,036,469       33,940,390       (11,709)       (134)
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................    35,185,988       53,885,737       96,740,910          (904)       --
     End of period ......................................    30,761,318       35,185,988       53,885,737      (141,585)       (904)
                                                           ------------     ------------     ------------     ---------     -------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (4,424,670)     (18,699,749)     (42,855,173)     (140,681)       (904)
                                                           ------------     ------------     ------------     ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................   (10,499,920)      42,336,720       (8,914,783)     (152,390)     (1,038)
                                                           ------------     ------------     ------------     ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................  $(12,044,457)    $ 41,345,839     $ (8,985,199)    $ (63,102)    $   523
                                                           ============     ============     ============     =========     =======

See Notes to Financial Statements.

**Commencement of operations on October 1.




                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,



                                                                QUALITY BOND DIVISION
                                                             ----------------------------
                                                                 1994            1993*
                                                             ------------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............    $  8,123,722     $ 1,221,840
   Expenses (Note 3):
     Mortality and expense risk charges .................         689,178         163,308
                                                             ------------     -----------
NET INVESTMENT INCOME ...................................       7,434,544       1,058,532
                                                             ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        (410,697)           (106)
   Realized gain distribution from
     The Hudson River Trust .............................            --           130,973
                                                             ------------     -----------
NET REALIZED GAIN (LOSS) ................................        (410,697)        130,867
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      (1,886,621)           --
     End of period ......................................     (15,521,200)     (1,886,621)
                                                             ------------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................     (13,634,579)     (1,886,621)
                                                             ------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     (14,045,276)     (1,755,754)
                                                             ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $ (6,610,732)    $  (697,222)
                                                             ============     ===========

See Notes to Financial Statements.

*Commencement of operations on October 1.


                                                                     ASSET ALLOCATION SERIES
                                                            -------------------------------------------
                                                                  CONSERVATIVE INVESTORS DIVISION
                                                            -------------------------------------------
                                                                1994            1993           1992
                                                            ------------     ----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $  6,205,574     $4,088,977     $ 3,499,270
   Expenses (Note 3):
     Mortality and expense risk charges .................        750,164        551,610         345,819
                                                            ------------     ----------     -----------
NET INVESTMENT INCOME ...................................      5,455,410      3,537,367       3,153,451
                                                            ------------     ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................       (421,502)        91,739         (10,094)
   Realized gain distribution from
     The Hudson River Trust .............................           --        4,651,717       2,200,535
                                                            ------------     ----------     -----------
NET REALIZED GAIN (LOSS) ................................       (421,502)     4,743,456       2,190,441
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................      1,915,037      2,223,612       4,140,474
     End of period ......................................     (8,767,697)     1,915,037       2,223,612
                                                            ------------     ----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (10,682,734)      (308,575)     (1,916,862)
                                                            ------------     ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (11,104,236)     4,434,881         273,579
                                                            ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $ (5,648,826)    $7,972,248     $ 3,427,030
                                                            ============     ==========     ===========

See Notes to Financial Statements.


                                                                      ASSET ALLOCATION SERIES
                                                            --------------------------------------------
                                                                     GROWTH INVESTORS DIVISION
                                                            --------------------------------------------
                                                                1994             1993           1992
                                                            ------------     -----------     -----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Hudson River Trust ..............   $ 10,663,204     $ 5,922,228     $ 3,386,842
   Expenses (Note 3):
     Mortality and expense risk charges .................      1,995,747       1,274,117         670,800
                                                            ------------     -----------     -----------
NET INVESTMENT INCOME ...................................      8,667,457       4,648,111       2,716,042
                                                            ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2):
   Realized gain (loss) on investments ..................        241,591          52,392         187,420
   Realized gain distribution from
     The Hudson River Trust .............................           --        14,624,517       7,569,846
                                                            ------------     -----------     -----------
NET REALIZED GAIN (LOSS) ................................        241,591      14,676,909       7,757,266
   Unrealized appreciation (depreciation) on investments:
     Beginning of period ................................     20,567,604      12,746,740      15,687,285
     End of period ......................................       (770,693)     20,567,604      12,746,740
                                                            ------------     -----------     -----------
   Change in unrealized appreciation (depreciation)
     during the period ..................................    (21,338,297)      7,820,864      (2,940,545)
                                                            ------------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................    (21,096,706)     22,497,773       4,816,721
                                                            ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................   $(12,429,249)    $27,145,884     $ 7,532,763
                                                            ============     ===========     ===========

See Notes to Financial Statements.




                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                    MONEY MARKET DIVISION
                                        ----------------------------------------------
                                            1994             1993             1992
                                        ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  4,542,504     $  3,329,276     $  3,908,978
   Net realized gain (loss) ........          95,530         (339,754)        (136,115)
   Change in unrealized appreciation
     (depreciation) on investments .          47,027          210,618          (46,724)
                                        ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............       4,685,061        3,200,140        3,726,139
                                        ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      82,536,703       64,845,505       88,068,896
   Benefits and other policy related
     transactions (Note 5)..........     (32,432,771)     (31,747,197)     (38,311,621)
   Net transfers among divisions ...     (25,466,044)     (50,510,704)     (67,793,471)
                                        ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...      24,637,888      (17,412,396)     (18,036,196)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         (24,067)          92,890         (203,598)
                                        ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..      29,298,882      (14,119,366)     (14,513,655)
NET ASSETS, BEGINNING OF PERIOD ....     108,197,203      122,316,569      136,830,224
                                        ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........    $137,496,085     $108,197,203     $122,316,569
                                        ============     ============     ============

See Notes to Financial Statements.


                                         INTERMEDIATE GOVERNMENT SECURITIES DIVISION
                                       ------------------------------------------------
                                           1994              1993              1992
                                       -------------     -------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $   5,144,309     $  13,460,502     $ 13,269,386
   Net realized gain (loss) ........     (10,163,976)       15,448,920        4,524,447
   Change in unrealized appreciation
     (depreciation) on investments .      (1,119,626)       (3,583,468)      (4,482,706)
                                       -------------     -------------     ------------
   Net increase (decrease)
     from operations ...............      (6,139,293)       25,325,954       13,311,127
                                       -------------     -------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      18,915,140        26,598,113       22,081,588
   Benefits and other policy related
     transactions (Note 5)..........      (5,813,181)       (7,539,335)      (8,121,103)
   Net transfers among divisions ...    (125,116,319)     (180,916,946)      26,878,651
                                       -------------     -------------     ------------
   Net increase (decrease) from
     policy related transactions ...    (112,014,360)     (161,858,168)      40,839,136
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....          15,335           (69,330)        (127,134)
                                       -------------     -------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    (118,138,318)     (136,601,544)      54,023,129
NET ASSETS, BEGINNING OF PERIOD ....     145,792,393       282,393,937      228,370,808
                                       -------------     -------------     ------------
NET ASSETS, END OF PERIOD ..........   $  27,654,075     $ 145,792,393     $282,393,937
                                       =============     =============     ============

See Notes to Financial Statements.


                                            SHORT-TERM WORLD INCOME DIVISION
                                       -------------------------------------------
                                          1994*           1993            1992
                                       -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $    79,478     $   477,353     $   654,409
   Net realized gain (loss) ........      (115,812)       (645,029)       (347,915)
   Change in unrealized appreciation
     (depreciation) on investments .        76,633         600,238        (671,449)
                                       -----------     -----------     -----------
   Net increase (decrease)
     from operations ...............        40,299         432,562        (364,955)
                                       -----------     -----------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        82,255       1,240,219       2,627,349
   Benefits and other policy related
     transactions (Note 5)..........      (139,016)       (822,325)     (1,006,650)
   Net transfers among divisions ...    (2,976,927)     (2,708,004)     (1,657,362)
                                       -----------     -----------     -----------
   Net increase (decrease) from
     policy related transactions ...    (3,033,688)     (2,290,110)        (36,663)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....       (20,398)       (234,973)        149,435
                                       -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..    (3,013,787)     (2,092,521)       (252,183)
NET ASSETS, BEGINNING OF PERIOD ....     3,013,787       5,106,308       5,358,491
                                       -----------     -----------     -----------
NET ASSETS, END OF PERIOD ..........   $      --       $ 3,013,787     $ 5,106,308
                                       ===========     ===========     ===========

See Notes to Financial Statements.

*For the period January 1, 1994 through February 22, 1994 (date of substitution).




                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                     HIGH YIELD DIVISION
                                        --------------------------------------------
                                           1994             1993            1992
                                        ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  4,273,424     $ 4,202,267     $ 3,777,243
   Net realized gain (loss) ........        (328,199)      1,138,539        (813,039)
   Change in unrealized appreciation
     (depreciation) on investments .      (5,608,102)      3,971,253       1,536,333
                                        ------------     -----------     -----------
   Net increase (decrease)
     from operations ...............      (1,662,877)      9,312,059       4,500,537
                                        ------------     -----------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........      14,287,345      10,787,763       5,370,452
   Benefits and other policy related
     transactions (Note 5) .........      (7,162,537)     (5,179,424)     (3,291,125)
   Net transfers among divisions ...     (11,048,174)      1,006,671      (3,898,127)
                                        ------------     -----------     -----------
   Net increase (decrease) from
     policy related transactions ...      (3,923,366)      6,615,010      (1,818,800)
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....          16,028         (31,889)       (248,594)
                                        ------------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..      (5,570,215)     15,895,180       2,433,143
NET ASSETS, BEGINNING OF PERIOD ....      55,025,116      39,129,936      36,696,793
                                        ------------     -----------     -----------
NET ASSETS, END OF PERIOD ..........    $ 49,454,901     $55,025,116     $39,129,936
                                        ============     ===========     ===========

See Notes to Financial Statements.


                                                     BALANCED DIVISION
                                       ----------------------------------------------
                                           1994             1993             1992
                                       ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $  8,453,977     $  8,015,051     $  7,756,343
   Net realized gain (loss) ........        858,164       21,727,736       22,119,900
   Change in unrealized appreciation
     (depreciation) on investments .    (40,839,536)       7,887,761      (38,759,384)
                                       ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............    (31,527,395)      37,630,548       (8,883,141)
                                       ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........     70,116,900       67,351,402       63,379,628
   Benefits and other policy related
     transactions (Note 5) .........    (45,655,363)     (44,497,967)     (40,544,283)
   Net transfers among divisions ...    (19,954,097)      (6,834,099)       6,188,919
                                       ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...      4,507,440       16,019,336       29,024,264
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         47,322          256,506         (357,962)
                                       ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    (26,972,633)      53,906,390       19,783,161
NET ASSETS, BEGINNING OF PERIOD ....    365,388,198      311,481,808      291,698,647
                                       ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........   $338,415,565     $365,388,198     $311,481,808
                                       ============     ============     ============

See Notes to Financial Statements.


                                                 COMMON STOCK DIVISION
                                      ----------------------------------------------
                                          1994             1993              1992
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........  $  7,014,347     $  6,306,784     $  5,834,573
   Net realized gain (loss) ........    44,228,424       89,954,404       31,952,651
   Change in unrealized appreciation
     (depreciation) on investments .   (73,399,217)      48,702,579      (23,651,885)
                                      ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............   (22,156,446)     144,963,767       14,135,339
                                      ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........   171,525,812      124,210,476      108,161,996
   Benefits and other policy related
     transactions (Note 5) .........   (93,481,219)     (77,837,895)     (67,400,166)
   Net transfers among divisions ...    19,730,410       (9,498,455)      (7,520,965)
                                      ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...    97,775,003       36,874,126       33,240,865
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....        44,948         (124,376)        (264,131)
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    75,663,505      181,713,517       47,112,073
NET ASSETS, BEGINNING OF PERIOD ....   735,342,696      553,629,179      506,517,107
                                      ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........  $811,006,201     $735,342,696     $553,629,179
                                      ============     ============     ============

See Notes to Financial Statements.




                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                           EQUITY
                                           INDEX
                                          DIVISION                    GLOBAL DIVISION
                                        -----------     ---------------------------------------------
                                           1994*            1994             1993             1992
                                        -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $   443,391     $  1,556,985     $    593,509     $   176,178
   Net realized gain (loss) ........        127,205        8,168,946       12,976,670         236,281
   Change in unrealized appreciation
     (depreciation) on investments .       (399,286)      (3,932,597)       4,279,153        (739,844)
                                        -----------     ------------     ------------     -----------
   Net increase (decrease)
     from operations ...............        171,310        5,793,334       17,849,332        (327,385)
                                        -----------     ------------     ------------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        690,540       77,766,997       25,508,452      13,671,349
   Benefits and other policy related
     transactions (Note 5) .........       (472,818)     (23,371,745)      (8,931,159)     (6,376,660)
   Net transfers among divisions ...     30,736,505       47,610,957       59,544,080       2,213,524
                                        -----------     ------------     ------------     -----------
   Net increase (decrease) from
     policy related transactions ...     30,954,227      102,006,209       76,121,373       9,508,213
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....           (134)         (17,737)           4,085          10,523
                                        -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS ..     31,125,403      107,781,806       93,974,790       9,191,351
NET ASSETS, BEGINNING OF PERIOD ....           --        134,056,665       40,081,875      30,890,524
                                        -----------     ------------     ------------     -----------
NET ASSETS, END OF PERIOD ..........    $31,125,403     $241,838,471     $134,056,665     $40,081,875
                                        ===========     ============     ============     ===========

See Notes to Financial Statements.

 *Commencement of operations on April 1.


                                                                                              GROWTH & INCOME
                                                  AGGRESSIVE STOCK DIVISION                       DIVISION
                                       ----------------------------------------------     -----------------------
                                           1994             1993             1992            1994         1993**
                                       ------------     ------------     ------------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........   $ (1,544,537)    $   (990,881)    $    (70,416)    $   89,288     $  1,561
   Net realized gain (loss) ........     (6,075,250)      61,036,469       33,940,390        (11,709)        (134)
   Change in unrealized appreciation
     (depreciation) on investments .     (4,424,670)     (18,699,749)     (42,855,173)      (140,681)        (904)
                                       ------------     ------------     ------------     ----------     --------
   Net increase (decrease)
     from operations ...............    (12,044,457)      41,345,839       (8,985,199)       (63,102)         523
                                       ------------     ------------     ------------     ----------     --------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........    101,932,221       77,930,596       67,361,634      2,953,965      182,381
   Benefits and other policy related
     transactions (Note 5) .........    (48,604,650)     (39,462,340)     (33,003,929)      (481,430)      (6,581)
   Net transfers among divisions ...      4,346,636      (73,890,214)      12,011,802      3,033,230      279,153
                                       ------------     ------------     ------------     ----------     --------
   Net increase (decrease) from
     policy related transactions ...     57,674,207      (35,421,958)      46,369,507      5,505,765      454,953
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE IN
   SEPARATE ACCOUNT FP (Note 6) ....         35,791           (2,220)         (34,456)         6,113        4,131
                                       ------------     ------------     ------------     ----------     --------
INCREASE (DECREASE) IN NET ASSETS ..     45,665,541        5,921,661       37,349,852      5,448,776      459,607
NET ASSETS, BEGINNING OF PERIOD ....    310,006,324      304,084,663      266,734,811        459,607         --
                                       ------------     ------------     ------------     ----------     --------
NET ASSETS, END OF PERIOD ..........   $355,671,865     $310,006,324     $304,084,663     $5,908,383     $459,607
                                       ============     ============     ============     ==========     ========

See Notes to Financial Statements.

**Commencement of operations on October 1.




                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                                                                     ASSET ALLOCATION SERIES
                                                                          ---------------------------------------------
                                            QUALITY BOND DIVISION                CONSERVATIVE INVESTORS DIVISION
                                        -----------------------------     ---------------------------------------------
                                            1994             1993*            1994             1993            1992
                                        ------------     ------------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........    $  7,434,544     $  1,058,532     $  5,455,410     $  3,537,367     $ 3,153,451
   Net realized gain (loss) ........        (410,697)         130,867         (421,502)       4,743,456       2,190,441
   Change in unrealized appreciation
     (depreciation) on investments .     (13,634,579)      (1,886,621)     (10,682,734)        (308,575)     (1,916,862)
                                        ------------     ------------     ------------     ------------     -----------
   Net increase (decrease)
     from operations ...............      (6,610,732)        (697,222)      (5,648,826)       7,972,248       3,427,030
                                        ------------     ------------     ------------     ------------     -----------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........        (850,240)         181,283       48,492,315       43,782,002      22,620,423
   Benefits and other policy related
     transactions (Note 5) .........      (2,891,278)        (441,626)     (21,612,430)     (17,644,077)     (9,193,400)
   Net transfers among divisions ...      25,765,197      100,786,909       (2,076,793)       6,165,330       6,845,573
                                        ------------     ------------     ------------     ------------     -----------
   Net increase (decrease) from
     policy related transactions ...      23,724,159      100,526,566       24,803,092       32,303,255      20,272,596
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE
   IN SEPARATE ACCOUNT FP (Note 6) .         255,654           38,047           22,600           18,535        (201,980)
                                        ------------     ------------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS ..      17,369,081       99,867,391       19,176,866       40,294,038      23,497,646
NET ASSETS, BEGINNING OF PERIOD ....      99,867,391             --        110,763,632       70,469,594      46,971,948
                                        ------------     ------------     ------------     ------------     -----------
NET ASSETS, END OF PERIOD ..........    $117,236,472     $ 99,867,391     $129,940,498     $110,763,632     $70,469,594
                                        ============     ============     ============     ============     ===========

See Notes to Financial Statements.

*Commencement of operations on October 1.


                                                 ASSET ALLOCATION SERIES
                                      ----------------------------------------------
                                                GROWTH INVESTORS DIVISION
                                      ----------------------------------------------
                                          1994             1993             1992
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...........  $  8,667,457     $  4,648,111     $  2,716,042
   Net realized gain (loss) ........       241,591       14,676,909        7,757,266
   Change in unrealized appreciation
     (depreciation) on investments .   (21,338,297)       7,820,864       (2,940,545)
                                      ------------     ------------     ------------
   Net increase (decrease)
     from operations ...............   (12,429,249)      27,145,884        7,532,763
                                      ------------     ------------     ------------
FROM POLICY RELATED TRANSACTIONS:
   Net premiums (Note 4) ...........   139,140,391      105,136,825       58,021,833
   Benefits and other policy related
     transactions (Note 5) .........   (54,863,821)     (36,431,873)     (20,773,734)
   Net transfers among divisions ...    20,294,785       30,908,183       21,968,817
                                      ------------     ------------     ------------
   Net increase (decrease) from
     policy related transactions ...   104,571,355       99,613,135       59,216,916
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE VARIABLE
   IN SEPARATE ACCOUNT FP (Note 6) .        15,372          (27,455)        (145,201)
                                      ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS ..    92,157,478      126,731,564       66,604,478
NET ASSETS, BEGINNING OF PERIOD ....   275,062,076      148,330,512       81,726,034
                                      ------------     ------------     ------------
NET ASSETS, END OF PERIOD ..........  $367,219,554     $275,062,076     $148,330,512
                                      ============     ============     ============

See Notes to Financial Statements.





                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS


1. Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable), established Separate Account FP (Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twelve investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division and the Equity Index Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life(TM), flexible premium variable life insurance policies, Incentive Life 2000(TM), flexible premium variable life insurance policies, Champion 2000(TM), modified premium variable whole life insurance policies, Survivorship 2000(TM), flexible premium joint survivorship variable life insurance policies and SP-Flex(TM), variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Under the Policies, policyowners may allocate amounts in their individual accounts to the Divisions of the Account. Some policies permit amounts to be allocated to options other than the Account. Net transfers out of the Account of $35,120,632, $125,668,098 and $4,762,639 for 1994, 1993 and 1992,
    respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  The significant accounting policies of the Account are as follows:

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable. Under the provisions of the Policies, Equitable Variable has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3. Under the Policies, Equitable Variable assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000 and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Under SP-Flex, Equitable Variable also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under   Incentive  Life  and  the  Series  2000   Policies,   mortality  and
    administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

4. Before amounts are allocated to the Account for Incentive Life and the Series 2000 Policies, Equitable Variable deducts state and local premium taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. However, before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.





                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5. The amounts attributable to Incentive Life and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

6. The amount retained by Equitable Variable in the Account arise principally from (1) contributions from Equitable Variable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts retained by Equitable Variable in the Account may be transferred at any time by Equitable Variable to its General Account.

    The following table shows the surplus contributions (withdrawals) by investment division:


    INVESTMENT DIVISION                              1994              1993
    -------------------                              ----              ----

    Common Stock                                         --                --
    Money Market                                         --         $ 1,145,000
    Balanced                                             --                --
    Aggressive Stock                                     --                --
    High Yield                                           --             330,000
    Global                                               --          (6,895,000)
    Conservative Investors                               --             575,000
    Growth Investors                                     --             130,000
    Short-Term World Income                       $(5,165,329)             --
    Intermediate Government Securities                   --                --
    Growth & Income                                      --           1,000,000
    Quality Bond                                         --           5,000,000
    Equity Index                                      200,000              --
                                                  -----------       -----------
                                                  $(4,965,329)      $ 1,285,000
                                                  ===========       ===========


    There were net withdrawals of $14,970,000 by Equitable Variable in 1992.

7. Equitable Variable has entered into a Distribution and Servicing Agreement with Equitable and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable.

    Equitable Variable also has entered into an agreement with Equitable under which Equitable performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

8. On February 22, 1994, Equitable Variable, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was
    $2,192,109. The 1994 Short-Term World Income Division statement of operations and statement of changes in net assets relate to the period from January 1, 1994 to February 22, 1994 (date of substitution). The Short-Term World Income Division is not available for future investments.

9. The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000 and Champion 2000 policyowners are different to Survivorship 2000 and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

    The tables on the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy which commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.





                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:

INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000
-------------------
AND CHAMPION 2000*
-----------------

                                                        YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------    JANUARY 26(a) TO
MONEY MARKET DIVISION         1994      1993      1992       1991      1990      1989      1988       1987    DECEMBER 31, 1986
---------------------         ----      ----      ----       ----      ----      ----      ----       ----    -----------------
Gross return..............    4.02 %    3.00 %    3.56 %     6.18 %    8.24 %    9.18 %    7.32 %     6.63 %        6.05 %
Net return................    3.39 %    2.35 %    2.94 %     5.55 %    7.59 %    8.53 %    6.68 %     5.99 %        5.47 %

INTERMEDIATE
GOVERNMENT           YEARS ENDED DECEMBER 31,
SECURITIES        -------------------------------   APRIL 1(a) TO
DIVISION             1994      1993      1992     DECEMBER 31, 1991
-----------          ----      ----      ----     -----------------
Gross return.....   (4.37)%   10.58 %    5.60 %        12.26 %
Net return.......   (4.95)%    9.88 %    4.96 %        11.60 %

SHORT-TERM         YEARS ENDED DECEMBER 31,
WORLD INCOME    -------------------------------   APRIL 1(a) TO
DIVISION           1994      1993      1992     DECEMBER 31, 1991
--------           ----      ----      ----     -----------------
Gross return...    --        4.81 %   (2.96)%        3.19 %
Net return.....    --        4.14 %   (3.54)%        2.74 %

                                                        YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------     JANUARY 26(a) TO
HIGH YIELD DIVISION           1994      1993      1992       1991      1990      1989      1988       1987     DECEMBER 31, 1986
-------------------           ----      ----      ----       ----      ----      ----      ----       ----     ------------------
Gross return..............   (2.79)%   23.15 %    12.31 %   24.46 %   (1.12)%    5.13 %    9.73 %     4.68 %           --
Net return................   (3.37)%   22.41 %    11.64 %   23.72 %   (1.71)%    4.50 %    9.08 %     4.05 %           --

BALANCED DIVISION
-----------------
Gross return..............   (8.02)%   12.28 %    (2.84)%   41.26 %    0.24 %   25.83 %   13.27 %    (0.85)%         29.07 %
Net return................   (8.57)%   11.64 %    (3.42)%   40.42 %   (0.36)%   25.08 %   12.59 %    (1.45)%         28.34 %

COMMON STOCK DIVISION
---------------------
Gross return..............   (2.14)%   24.84 %    3.22 %    37.88 %   (8.12)%   25.59 %   22.43 %     7.49 %         15.65 %
Net return................   (2.73)%   24.08 %    2.60 %    37.06 %   (8.67)%   24.84 %   21.70 %     6.84 %         15.01 %

                             MARCH 31(a) TO
EQUITY INDEX DIVISION      DECEMBER 31, 1994
---------------------      ------------------
Gross return..............      1.08 %
Net return................      0.58 %

                                                        YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------     AUGUST 31(a) TO
GLOBAL DIVISION               1994        1993        1992       1991        1990       1989        1988      DECEMBER 31, 1987
---------------               ----        ----        ----       ----        ----       ----        ----      ------------------
Gross return..............    5.23 %     32.09 %     (0.50)%    30.55 %     (6.07)%    26.93 %     10.88 %         (13.27)%
Net return................    4.60 %     31.33 %     (1.10)%    29.77 %     (6.63)%    26.17 %     10.22 %         (13.45)%

                                                        YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------    JANUARY 26(a) TO
AGGRESSIVE STOCK DIVISION     1994      1993      1992       1991      1990      1989      1988       1987     DECEMBER 31, 1986
-------------------------     ----      ----      ----       ----      ----      ----      ----       ----     ------------------
Gross return..............   (3.81)%   16.77 %   (3.16)%    86.86 %    8.17 %   43.50 %    1.17 %     7.31 %         35.88 %
Net return................   (4.39)%   16.05 %   (3.74)%    85.75 %    7.51 %   42.64 %    0.53 %     6.66 %         35.13 %

                               YEAR ENDED         OCTOBER 1(a) TO
GROWTH & INCOME DIVISION   DECEMBER 31, 1994     DECEMBER 31, 1993
------------------------   ------------------    ------------------
Gross return..............      (0.58)%               (0.25)%
Net return................      (1.17)%               (0.41)%

                              YEAR ENDED         OCTOBER 1(a) TO
QUALITY BOND DIVISION     DECEMBER 31, 1994     DECEMBER 31, 1993
---------------------     -----------------     -----------------
Gross return..............     (5.10)%               (0.51)%
Net return................     (5.67)%               (0.66)%

ASSET ALLOCATION SERIES
-----------------------                 YEARS ENDED DECEMBER 31,
CONSERVATIVE               -------------------------------------------------         OCTOBER 2(a) TO
INVESTORS DIVISION            1994      1993      1992       1991      1990         DECEMBER 31, 1989
------------------            ----      ----      ----       ----      ----         ------------------
Gross return..............   (4.10)%   10.76 %    5.72 %    19.87 %    6.37 %             3.09 %
Net return................   (4.67)%   10.15 %    5.09 %    19.16 %    5.73 %             2.94 %

GROWTH INVESTORS DIVISION
-------------------------
Gross return..............   (3.15)%   15.26 %    4.90 %    48.89 %   10.66 %             3.98 %
Net return................   (3.73)%   14.58 %    4.27 %    48.01 %   10.00 %             3.82 %

*Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:

SP-FLEX
-------

                                                          YEARS ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------    AUGUST 31(a) TO
MONEY MARKET DIVISION          1994        1993        1992         1991        1990        1989         1988     DECEMBER 31, 1987
---------------------          ----        ----        ----         ----        ----        ----         ----     -----------------
Gross return..............     4.02 %      3.00 %      3.56 %       6.17 %      8.24 %      9.18 %       7.32 %         2.15 %
Net return................     2.17 %      1.13 %      1.71 %       4.29 %      6.30 %      7.24 %       5.41 %         1.62 %

                                 YEARS ENDED DECEMBER 31,
INTERMEDIATE GOVERNMENT    -----------------------------------          APRIL 1(a) TO
SECURITIES DIVISION            1994        1993        1992           DECEMBER 31, 1991
-------------------            ----        ----        ----           ------------------
Gross return..............    (4.37)%     10.58 %      5.60 %              12.10 %
Net return................    (6.08)%      8.57 %      3.71 %              10.59 %

                                 YEARS ENDED DECEMBER 31,
SHORT-TERM                 ----------------------------------           APRIL 1(a) TO
WORLD INCOME DIVISION          1994        1993        1992           DECEMBER 31, 1991
---------------------          ----        ----        ----           ------------------
Gross return..............     --          4.81 %     (2.95)%               3.20 %
Net return................     --          2.90 %     (4.69)%               1.81 %

                                                          YEARS ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------     AUGUST 31(a) TO
                               1994        1993        1992         1991        1990        1989         1988     DECEMBER 31, 1987
                               ----        ----        ----         ----        ----        ----         ----     -----------------
HIGH YIELD DIVISION
-------------------
Gross return..............    (2.79)%     23.15 %     12.31 %      24.46 %     (1.12)%      5.13 %       9.73 %         1.95 %
Net return................    (4.52)%     20.96 %     10.30 %      22.25 %     (2.89)%      3.26 %       7.78 %         1.39 %

BALANCED DIVISION
-----------------
Gross return..............    (8.02)%     12.28 %     (2.83)%      41.27 %      0.24 %     25.83 %      13.27 %       (20.26)%
Net return................    (9.66)%     10.31 %     (4.57)%      38.75 %     (1.56)%     23.59 %      11.25 %       (20.71)%

COMMON STOCK DIVISION
---------------------
Gross return..............    (2.14)%     24.84 %      3.23 %      37.87 %     (8.12)%     25.59 %      22.43 %       (22.57)%
Net return................    (3.88)%     22.60 %      1.38 %      35.43 %     (9.76)%     23.36 %      20.26 %       (23.00)%

GLOBAL DIVISION
---------------
Gross return..............     5.23 %     32.09 %     (0.50)%      30.55 %     (6.07)%     26.93 %      10.88 %       (11.40)%
Net return................     3.36 %     29.77 %     (2.28)%      28.23 %     (7.75)%     24.67 %       8.90 %       (11.86)%

AGGRESSIVE STOCK DIVISION
-------------------------
Gross return..............    (3.81)%     16.77 %     (3.16)%      86.86 %      8.17 %     43.50 %       1.17 %       (24.28)%
Net return................    (5.53)%     14.67 %     (4.89)%      83.54 %      6.23 %     40.95 %      (0.66)%       (24.68)%

                              SEPTEMBER 1(a) TO
GROWTH & INCOME DIVISION      DECEMBER 31, 1994
------------------------      ------------------
Gross return..............         (3.40)%
Net return................         (3.55)%

QUALITY BOND DIVISION
---------------------
Gross return..............         (2.20)%
Net return................         (2.35)%

EQUITY INDEX DIVISION
---------------------
Gross return..............         (2.54)%
Net return................         (2.69)%


ASSET ALLOCATION SERIES
-----------------------             SEPTEMBER 1(a) TO
CONSERVATIVE INVESTORS DIVISION     DECEMBER 31, 1994
-------------------------------    -------------------
Gross return..................           (1.83)%
Net return....................           (1.98)%

GROWTH INVESTORS DIVISION
-------------------------
Gross return..................           (3.16)%
Net return....................           (3.31)%

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                           YEARS ENDED DECEMBER 31,      AUGUST 17(a) TO
                           -------------------------      DECEMBER 31,
MONEY MARKET DIVISION          1994        1993               1992
---------------------          ----        ----               ----
Gross return..............     4.02 %      3.00 %             1.11 %
Net return................     3.08 %      2.04 %             0.77 %

INTERMEDIATE GOVERNMENT
SECURITIES DIVISION
-------------------
Gross return..............    (4.37)%     10.58 %             0.90 %
Net return................    (5.23)%      9.55 %             0.56 %

SHORT-TERM
WORLD INCOME DIVISION
---------------------
Gross return..............     --          4.81 %            (4.34)%
Net return................     --          3.83 %            (4.66)%

HIGH YIELD DIVISION
-------------------
Gross return..............    (2.79)%     23.15 %             1.84 %
Net return................    (3.66)%     22.04 %             1.50 %

BALANCED DIVISION
-----------------
Gross return..............    (8.02)%     12.28 %             5.37 %
Net return................    (8.84)%     11.30 %             5.02 %

COMMON STOCK DIVISION
---------------------
Gross return..............    (2.14)%     24.84 %             5.28 %
Net return................    (3.02)%     23.70 %             4.93 %

GLOBAL DIVISION
---------------
Gross return..............     5.23 %     32.09 %             4.87 %
Net return................     4.29 %     30.93 %             4.52 %

AGGRESSIVE STOCK DIVISION
-------------------------
Gross return..............    (3.81)%     16.77 %            11.49 %
Net return................    (4.68)%     15.70 %            11.11 %

                              YEAR ENDED     YEAR ENDED
                             DECEMBER 31,   DECEMBER 31,
GROWTH & INCOME DIVISION         1994           1993
------------------------         ----           ----
Gross return..............      (0.58)%        (0.25)%
Net return................      (1.47)%        (0.48)%

QUALITY BOND DIVISION
---------------------
Gross return..............      (5.10)%        (0.51)%
Net return................      (5.95)%        (0.73)%

                            MARCH 1(a) TO
                             DECEMBER 31,
                            -------------
EQUITY INDEX DIVISION            1994
---------------------            ----
Gross return..............       1.08 %
Net return................       0.33 %

ASSET ALLOCATION SERIES
-----------------------    YEARS ENDED DECEMBER 31,    AUGUST 17(a) TO
CONSERVATIVE               -------------------------     DECEMBER 31,
INVESTORS DIVISION             1994        1993              1992
------------------             ----        ----              ----
Gross return..............    (4.10)%     10.76 %            1.38 %
Net return................    (4.96)%      9.81 %            1.04 %

GROWTH INVESTORS DIVISION
-------------------------
Gross return..............    (3.15)%     15.26 %            6.89 %
Net return................    (4.02)%     14.24 %            6.53 %

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, High Yield Division, Balanced Division, Common Stock Division, Equity Index Division, Global Division, Aggressive Stock Division, Growth & Income Division, Quality Bond Division, Conservative Investors Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company (the "Company") Separate Account FP at December 31, 1994 and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended (for Growth & Income Division for the year then ended and for the period October 1, 1993 (commencement of operations) through December 31, 1993, for Short-Term World Income Division for the period January 1, 1994 through February 22, 1994 (date of substitution) and the year ended December 31, 1993 and for Equity Index Division for the period April 1, 1994 (commencement of operations) through December 31, 1994), in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1994 with the transfer agent, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP

New York, NY
February 8, 1995




                                     FSA-15

INDEPENDENT AUDITORS' REPORT

Equitable Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets for the year ended December 31, 1992 of the Aggressive Stock, High Yield, Global, Common Stock, Balanced, Money Market, Conservative Investors, Growth Investors, Intermediate Government Securities, and Short-Term World Income Divisions of Separate Account FP of Equitable Variable Life Insurance Company. These financial statements are the responsibility of Equitable Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and the changes in net assets of the Divisions of Separate Account FP of Equitable Variable Life Insurance Company for the year ended December 31, 1992 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, New York
February 16, 1993



                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1994 AND 1993

                                                                                    1994          1993
                                                                                  ---------     ---------
                                                                                       (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities:
     Held to maturity, at amortized cost ......................................   $ 2,008.5     $ 2,229.9
     Available for sale, at estimated fair value ..............................     2,138.8       2,402.3
   Policy loans ...............................................................     1,185.2       1,087.3
   Mortgage loans on real estate ..............................................       888.5       1,059.5
   Equity real estate .........................................................       641.0         613.6
   Other equity investments ...................................................       239.1         307.3
   Other invested assets ......................................................       107.8          87.6
                                                                                  ---------     ---------
     Total investments ........................................................     7,208.9       7,787.5
Cash and cash equivalents .....................................................       182.3          98.0
Deferred policy acquisition costs .............................................     2,077.1       1,946.7
Other assets ..................................................................       240.7         214.0
Separate Accounts assets ......................................................     3,345.3       3,048.7
                                                                                  ---------     ---------
TOTAL ASSETS ..................................................................   $13,054.3     $13,094.9
                                                                                  =========     =========

LIABILITIES
Policyholders' account balances ...............................................   $ 7,340.0     $ 7,614.7
Future policy benefits and other policyholders' liabilities ...................       509.4         475.2
Other liabilities .............................................................       441.1         540.7
Separate Accounts liabilities .................................................     3,314.9       3,011.6
                                                                                  ---------     ---------
     Total liabilities ........................................................    11,605.4      11,642.2
                                                                                  ---------     ---------
Commitments and contingencies (Notes 7, 9, 10 and 11)

SHAREHOLDER'S EQUITY
Common stock, par value $1 per share;
   5.0 million shares authorized, 1.5 million shares issued and outstanding....         1.5           1.5
Capital in excess of par value ................................................     1,355.7       1,305.7
Retained earnings .............................................................       165.5         129.5
Net unrealized investment (losses) gains ......................................       (72.6)         22.3
Minimum pension liability .....................................................        (1.2)         (6.3)
                                                                                  ---------     ---------
     Total shareholder's equity ...............................................     1,448.9       1,452.7
                                                                                  ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ....................................   $13,054.3     $13,094.9
                                                                                  =========     =========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                             1994         1993        1992
                                                                           --------     --------    --------
                                                                                     (IN MILLIONS)
REVENUES
   Universal life and investment-type product policy fee income ........   $  552.6     $  485.2    $  425.0
   Premiums ............................................................       40.1         46.9        50.8
   Net investment income ...............................................      526.8        557.6       574.5
   Investment (losses) gains, net ......................................       (4.6)         1.5       (54.0)
   Other income ........................................................        2.9          3.0         5.5
                                                                           --------     --------    --------
     Total revenues ....................................................    1,117.8      1,094.2     1,001.8
                                                                           --------     --------    --------

BENEFITS AND OTHER DEDUCTIONS
   Interest credited to policyholders' account balances ................      389.3        439.2       510.6
   Policyholders' benefits .............................................      242.3        251.0       247.5
   Other operating costs and expenses ..................................      413.8        356.7       306.5
                                                                           --------     --------    --------
        Total benefits and other deductions ............................    1,045.4      1,046.9     1,064.6
                                                                           --------     --------    --------
Earnings (loss) before Federal income taxes and cumulative
   effect of accounting changes ........................................       72.4         47.3       (62.8)
Federal income tax expense (benefit) ...................................       25.0         20.5       (21.6)
                                                                           --------     --------    --------
Earnings (loss) before cumulative effect of accounting changes .........       47.4         26.8       (41.2)
Cumulative effect of accounting changes, net of Federal income taxes....      (11.4)         --        (22.4)
                                                                           --------     --------    --------
Net Earnings (Loss) ....................................................   $   36.0     $   26.8    $  (63.6)
                                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                        1994         1993         1992
                                                      --------     --------     --------
                                                                (IN MILLIONS)
COMMON STOCK, AT PAR VALUE:
   Beginning and end of year ......................   $    1.5     $    1.5     $    1.5
                                                      --------     --------     --------

CAPITAL IN EXCESS OF PAR VALUE:
   Balance, beginning of year .....................    1,305.7      1,055.7        955.7
   Additional capital in excess of par value ......       50.0        250.0        100.0
                                                      --------     --------     --------
   Balance, end of year ...........................    1,355.7      1,305.7      1,055.7
                                                      --------     --------     --------

RETAINED EARNINGS:
   Balance, beginning of year .....................      129.5        102.7        166.3
   Net earnings (loss) ............................       36.0         26.8        (63.6)
                                                      --------     --------     --------
   Balance, end of year ...........................      165.5        129.5        102.7
                                                      --------     --------     --------

NET UNREALIZED INVESTMENT (LOSSES) GAINS:
   Balance, beginning of year .....................       22.3         11.1          7.7
   Change in unrealized investment (losses) gains..      (94.9)        11.2          3.4
                                                      --------     --------     --------
   Balance, end of year ...........................      (72.6)        22.3         11.1
                                                      --------     --------     --------

MINIMUM PENSION LIABILITY:
   Balance, beginning of year .....................       (6.3)         --
   Change in minimum pension liability ............        5.1         (6.3)
                                                      --------     --------
   Balance, end of year ...........................       (1.2)        (6.3)
                                                      --------     --------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ...........   $1,448.9     $1,452.7     $1,171.0
                                                      ========     ========     ========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                              1994         1993          1992
                                                                           ---------     ---------     ---------
                                                                                       (IN MILLIONS)
NET EARNINGS (LOSS) ....................................................   $    36.0     $    26.8     $   (63.6)

ADJUSTMENTS TO RECONCILE NET EARNINGS (LOSS) TO NET CASH (USED) PROVIDED
   BY OPERATING ACTIVITIES:
   Investment losses (gains), net ......................................         4.6          (1.5)         54.0
   General Account policy charges ......................................      (572.8)       (496.7)       (412.3)
   Interest credited to policyholders' account balances ................       389.3         439.2         510.6
   Other, net ..........................................................       (17.2)        117.2         (95.1)
                                                                           ---------     ---------     ---------
Net cash (used) provided by operating activities .......................      (160.1)         85.0          (6.4)
                                                                           ---------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Maturities and repayments ...........................................       511.8       1,165.8         717.7
   Sales ...............................................................     2,119.0       2,844.2       1,533.5
   Return of capital from joint ventures and limited partnerships ......        14.2          56.3          68.3
   Purchases ...........................................................    (2,251.7)     (4,414.0)     (2,584.0)
   Other, net ..........................................................      (102.2)        (98.8)       (103.5)
                                                                           ---------     ---------     ---------
Net cash provided (used) by investing activities .......................       291.1        (446.5)       (368.0)
                                                                           ---------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
     Deposits ..........................................................       602.8         612.9         611.3
     Withdrawals .......................................................      (697.7)       (506.2)       (544.4)
   Capital contribution from Equitable Life ............................        50.0         250.0         100.0
   Other, net ..........................................................        (1.8)          2.0           --
                                                                           ---------     ---------     ---------
Net cash (used) provided by financing activities .......................       (46.7)        358.7         166.9
                                                                           ---------     ---------     ---------
Change in cash and cash equivalents ....................................        84.3          (2.8)       (207.5)
Cash and cash equivalents, beginning of year ...........................        98.0         100.8         308.3
                                                                           ---------     ---------     ---------
Cash and Cash Equivalents, End of Year .................................   $   182.3     $    98.0     $   100.8
                                                                           =========     =========     =========
Supplemental cash flow information:
   Interest Paid .......................................................   $     5.7     $     2.1
                                                                           =========     =========
   Income Taxes Refunded ...............................................   $     8.4     $      .3     $     8.5
                                                                           =========     =========     =========

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1. ORGANIZATION

    Equitable Variable Life Insurance Company ("Equitable Variable Life") was incorporated on September 11, 1972 as a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Variable Life's operations consist principally of the sale of interest-sensitive life insurance and annuity products.

    In accordance with Equitable Life's plan of demutualization, Equitable Life converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company").

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation--The accompanying consolidated financial statements include the accounts of Equitable Variable Life and its non-insurance subsidiaries (collectively "EVLICO"). After July 22, 1992, EVLICO commenced to prepare its general purpose consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") for stock life insurance companies. Such principles have been applied retroactively in the preparation of these consolidated financial statements for all periods prior to conversion. All significant intercompany transactions and balances have been eliminated in consolidation.

    Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1994 presentation.

    Accounting Changes--In the fourth quarter of 1994 (effective as of January 1, 1994), EVLICO adopted Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits," which requires employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $11.4 million, net of a Federal income tax benefit of $6.2 million. The current year impact from the implementation of this statement had no material effect on the 1994 consolidated statement of earnings.

    In the first quarter of 1993, EVLICO adopted SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," which establishes the conditions for reinsurance accounting. With the adoption of this statement, certain reinsurance contracts were reclassified in 1993 and are presented on a gross basis. Implementation of this statement had no material effect on EVLICO's consolidated financial statements.

    At December 31, 1993, EVLICO adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expands the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $7.2 million, net of deferred policy acquisition costs and deferred Federal income tax.

    In the fourth quarter of 1992 (effective as of January 1, 1992), EVLICO adopted SFAS No. 109, "Accounting for Income Taxes" and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The cumulative effect of accounting changes of $22.4 million is comprised of a credit of $65.0 million related to the income tax statement and a charge of $87.4 million, net of a Federal income tax benefit of $45.0 million, related to the postretirement benefit statement.

    In 1992, effective in the fourth quarter, EVLICO changed its method of accounting for foreclosed assets to comply with AICPA Statement of Position No. 92-3, "Accounting for Foreclosed Assets." This change resulted in a charge of $16.1 million which is reflected in investment (losses) gains, net.

    New Accounting Pronouncements--In the first quarter of 1995, EVLICO intends to adopt SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all creditors and addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. The statement also applies to all loans that are restructured in a troubled debt restructuring involving a modification of terms. It requires that impaired loans that are within the scope of this statement be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. EVLICO is currently providing for impairment of loans through an allowance for possible losses, and the implementation of this statement is not expected to have a significant effect on the level of this allowance. As a result, there should be no material effect on EVLICO's consolidated statements of earnings or shareholder's equity upon adoption.

    Valuation of Investments--Fixed maturities which EVLICO has both the ability and the intent to hold to maturity are stated principally at amortized cost. For publicly traded fixed maturities and for directly negotiated fixed maturities, the amortized cost is adjusted for impairments in value deemed to be other than temporary. Fixed maturities which have been identified as available for sale are reported at estimated fair value.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. The valuation allowances are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

    Policy loans are stated at unpaid principal balances.

    Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to EVLICO's cost of funds; valuation allowances on real estate available for sale are computed using the lower of estimated current fair value or depreciated cost, net of disposition cost.

    Partnerships and joint venture interests in which EVLICO does not have control and a majority economic interest are reported on the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

    Equity securities, comprised of common and non-redeemable preferred stocks, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

    Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities are recorded in the consolidated financial statements on a trade date basis.

    Investment Results and Unrealized Investment Gains (Losses)--Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

    Unrealized investment gains and losses on fixed maturities available for sale and equity securities are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes and deferred policy acquisition costs related to universal life and investment-type products.

    Recognition of Insurance Income and Related Expenses--Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policy holders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from life and annuity policies with life contingencies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    Deferred Policy Acquisition Costs--The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

    Amortization charged to income amounted to $200.2 million, $135.5 million and $61.8 million for the years ended December 31, 1994, 1993 and 1992, respectively.

    Policyholders' Account Balances and Future Policy Benefits--EVLICO's insurance contracts are primarily universal life and investment-type contracts. Policyholders' account balances are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    The future policy benefit liabilities for the remainder of EVLICO's insurance contracts, consisting primarily of supplementary contracts with life contingencies and various policy riders, are computed by various valuation methods based on assumed interest rates and mortality and morbidity assumptions reflecting EVLICO's experience and industry standards.

    Federal Income Taxes--EVLICO is included in a consolidated Federal income tax return with Equitable Life and its other eligible subsidiaries. In accordance with an agreement between EVLICO and Equitable Life, the amount of current income taxes as determined on a separate return basis will be paid to, or received from, Equitable Life. Benefits for losses, which are paid to EVLICO to the extent they are utilized by Equitable Life, may not have been received in the absence of such agreement. Effective January 1, 1992, deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using the enacted income tax rates and laws.

    Separate Accounts--Separate Accounts are established in conformity with the New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of EVLICO. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

    Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by management.

    The investment results of Separate Accounts are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1994, 1993 and 1992, investment results of Separate Accounts were $135.9 million, $344.1 million and $52.1 million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of the Separate Accounts are included in revenues.

 3. INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:


                                                                                              GROSS         GROSS
                                                                            AMORTIZED      UNREALIZED     UNREALIZED      ESTIMATED
                                                                              COST            GAINS         LOSSES        FAIR VALUE
                                                                            --------         -------        ------        ----------
                                                                                                  (IN MILLIONS)
    December 31, 1994
    -----------------
    Fixed Maturities:
       Held to Maturity:
         Corporate .................................................        $1,812.4         $ 11.9         $ 93.1         $1,731.2
         U.S. Treasury securities and U.S. government
           and agency securities ...................................           180.4            --            21.7            158.7
         States and political subdivisions .........................            14.4            --              .9             13.5
         Foreign governments .......................................             1.3             .1            --               1.4
                                                                            --------         ------         ------         --------
       Total Held to Maturity ......................................        $2,008.5         $ 12.0         $115.7         $1,904.8
                                                                            ========         ======         ======         ========
       Available for Sale:
         Corporate .................................................        $1,622.3         $  5.1         $112.6         $1,514.8
         Mortgage-backed ...........................................           221.9             .5           16.4            206.0
         U.S. Treasury securities and U.S. government and
           agency securities .......................................           365.4            1.4           20.7            346.1
         States and political subdivisions .........................             4.8            --              .6              4.2
         Foreign governments .......................................            14.8             .2            --              15.0
         Redeemable preferred stock ................................            58.0             .1            5.4             52.7
                                                                            --------         ------         ------         --------
       Total Available for Sale ....................................        $2,287.2         $  7.3         $155.7         $2,138.8
                                                                            ========         ======         ======         ========
    Equity Securities:
       Common stock ................................................        $   42.0         $ 10.1         $  9.4         $   42.7
                                                                            ========         ======         ======         ========

    December 31, 1993
    -----------------
    Fixed Maturities:
       Held to Maturity:
         Corporate .................................................        $2,056.2         $108.4         $  8.5         $2,156.1
         Mortgage-backed ...........................................            55.3            2.1            --              57.4
         U.S. Treasury securities and U.S. government and
           agency securities .......................................            22.4            1.5            --              23.9
         States and political subdivisions .........................            85.7            3.3             .1             88.9
         Foreign governments .......................................            10.3            1.2            --              11.5
                                                                            --------         ------         ------         --------
       Total Held to Maturity ......................................        $2,229.9         $116.5         $  8.6         $2,337.8
                                                                            ========         ======         ======         ========
       Available for Sale:
         Corporate .................................................        $1,673.1         $ 55.7         $  7.5         $1,721.3
         Mortgage-backed ...........................................           444.5           14.1             .6            458.0
         U.S. Treasury securities and U.S. government and
           securities agency .......................................            73.4            1.8             .3             74.9
         States and political subdivisions .........................           119.7            4.5             .3            123.9
         Foreign governments .......................................            19.6            1.5             .1             21.0
         Redeemable preferred stock ................................             5.2            --             2.0              3.2
                                                                            --------         ------         ------         --------
       Total Available for Sale ....................................        $2,335.5         $ 77.6         $ 10.8         $2,402.3
                                                                            ========         ======         ======         ========
    Equity Securities:
         Common stock ..............................................        $   40.6         $ 25.9         $   .2         $   66.3
         Non-redeemable preferred stock ............................              .4             .1             .2               .3
                                                                            --------         ------         ------         --------
    Total Equity Securities ........................................        $   41.0         $ 26.0         $   .4         $   66.6
                                                                            ========         ======         ======         ========

    For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, EVLICO has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by EVLICO. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1994 and 1993, respectively, securities without a readily ascertainable market value having an amortized cost of $1,529.5 million and $1,738.7 million, respectively, had estimated fair values of $1,469.5 million and $1,835.8 million, respectively.

    The contractual maturity of bonds at December 31, 1994 are shown below:


                                            HELD TO MATURITY               AVAILABLE FOR SALE
                                        ------------------------        ------------------------
                                        AMORTIZED      ESTIMATED       AMORTIZED       ESTIMATED
                                          COST         FAIR VALUE         COST         FAIR VALUE
                                        ---------      ----------      ---------       ----------
                                                            (IN MILLIONS)
    Due in one year or less ........    $   74.9        $   75.3        $  136.2        $  137.3
    Due in years two through five...       756.5           739.0           593.3           579.7
    Due in years six through ten....       795.9           743.9           798.8           724.5
    Due after ten years ............       381.2           346.6           479.0           438.6
    Mortgage-backed securities .....         --              --            221.9           206.0
                                        --------        --------        --------        --------
    Total ..........................    $2,008.5        $1,904.8        $2,229.2        $2,086.1
                                        ========        ========        ========        ========

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or pre-payment penalties.

    Investment valuation allowances and changes thereto are shown below:


                                                              YEARS ENDED DECEMBER 31,
                                                           -----------------------------
                                                            1994        1993       1992
                                                           ------     -------     ------
                                                                   (IN MILLIONS)
    Balances, beginning of year ........................   $ 87.3     $ 147.2     $100.7
    Additions charged to income ........................     12.7        44.4       75.0
    Deductions for writedowns and asset dispositions....    (31.5)     (104.3)     (28.5)
                                                           ------     -------     ------
    Balances, End of Year ..............................   $ 68.5     $  87.3     $147.2
                                                           ======     =======     ======

    Balances, end of year comprise:
       Mortgage loans on real estate ...................   $ 24.0     $  46.7     $ 60.2
       Equity real estate ..............................     44.5        40.6       25.1
       Fixed maturities ................................      --          --        61.9
                                                           ------     -------     ------
    Total ..............................................   $ 68.5     $  87.3     $147.2
                                                           ======     =======     ======

    Deductions for writedowns and asset dispositions for 1993 include a $20.2 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

    At December 31, 1994, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.4 million of fixed maturities and $5.4 million of mortgage loans on real estate.

    EVLICO's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. EVLICO seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1994, approximately 10.6% of the $4,127.1 million aggregate amortized cost of bonds held by EVLICO were considered to be other than investment grade.

    During 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, (the "Trust"), a limited purpose business trust, wholly owned by the Holding Company.

    In addition to its holding of corporate high yield securities, EVLICO is an equity investor in limited partnership interests which invest primarily in securities considered to be other than investment grade.

    EVLICO has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $13.3 million and $23.1 million at December 31, 1994 and 1993, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $5.6 million and $12.4 million at December 31, 1994 and 1993, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.1 million, $2.2 million and $13.7 million in 1994, 1993 and 1992, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.0 million, $1.5 million and $11.3 million in 1994, 1993 and 1992, respectively.

    At December 31, 1994 and 1993, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $35.2 million (3.9% of total mortgage loans on real estate) and $108.6 million (9.8% of total mortgage loans on real estate), respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $130.8 million and $147.9 million at December 31, 1994 and 1993, respectively. These amounts include $0.0 million and $19.8 million of problem mortgage loans on real estate at December 31, 1994 and 1993, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $12.3 million, $13.9 million and $14.1 million in 1994, 1993 and 1992, respectively. Gross interest income on these loans included in net investment income aggregated $11.4 million, $11.5 million and $12.3 million in 1994, 1993 and 1992, respectively.

    EVLICO's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1994 and 1993, the carrying value of equity real estate available for sale amounted to $138.4 million and $92.2 million, respectively. At December 31, 1994 and 1993, EVLICO owned $230.5 million and $190.9 million, respectively, of real estate acquired in satisfaction of debt.

    Depreciation on real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $51.1 million and $39.1 million at December 31, 1994 and 1993, respectively. Depreciation expense on real estate totaled $12.7 million, $11.6 million and $5.9 million for the years ended December 31, 1994, 1993 and 1992, respectively.

 4. JOINT VENTURES AND PARTNERSHIPS

    Summarized combined financial information of real estate joint ventures (12 and 14 individual ventures as of December 31, 1994 and 1993, respectively) and of other limited partnership interests accounted for under the equity method, in which EVLICO has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                               DECEMBER 31,
                                                                                          ----------------------
                                                                                            1994          1993
                                                                                          --------      --------
                                                                                               (IN MILLIONS)
    FINANCIAL POSITION
    Investments in real estate, at depreciated cost .................................     $1,047.0      $1,034.6
    Investments in securities, generally at estimated fair value ....................      3,061.2       3,623.6
    Cash and cash equivalents .......................................................         46.4          98.1
    Other assets ....................................................................        261.9         486.4
                                                                                          --------      --------
    Total assets ....................................................................      4,416.5       5,242.7
                                                                                          --------      --------
    Funds borrowed -- third party ...................................................      1,233.6       1,254.6
    Other liabilities ...............................................................        611.0         674.8
                                                                                          --------      --------
    Total liabilities ...............................................................      1,844.6       1,929.4
                                                                                          --------      --------
    Partners' Capital ...............................................................     $2,571.9      $3,313.3
                                                                                          ========      ========
    Equity in partners' capital included above ......................................     $  327.3      $  375.4
    Equity in limited partnership interests not included above ......................         50.4          57.6
    Excess of equity in partners' capital over investment cost and equity earnings...          3.7           --
    Negative equity in certain joint ventures presented as other liabilities ........          --             .8
                                                                                          --------      --------
    Carrying Value ..................................................................     $  381.4      $  433.8
                                                                                          ========      ========


                                                                                            YEARS ENDED DECEMBER 31,
                                                                                      -----------------------------------
                                                                                       1994          1993           1992
                                                                                      -------       -------       -------
                                                                                                (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures ......................................     $ 180.1       $ 136.6       $ 183.1
    Revenues of other limited partnership interests .............................       102.5         318.9         150.3
    Interest expense -- third party .............................................       (88.1)        (79.7)        (12.1)
    Other expenses ..............................................................      (172.4)       (132.7)       (156.1)
                                                                                      -------       -------       -------
    Net Earnings ................................................................     $  22.1       $ 243.1       $ 165.2
                                                                                      =======       =======       =======
    Equity in net earnings included above .......................................     $  11.7       $  34.0       $  26.1
    Equity in net earnings of limited partnership interests not included above...         6.3          12.0          15.8
    Excess of earnings in joint ventures over equity ownership percentage and
       amortization of differences in bases .....................................        (1.1)          (.1)          (.1)
                                                                                      -------       -------       -------
    Total Equity in Net Earnings ................................................     $  16.9       $  45.9       $  41.8
                                                                                      =======       =======       =======

 5. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                 ----------------------------------
                                                  1994          1993          1992
                                                 ------        ------        ------
                                                            (IN MILLIONS)
    Fixed maturities .....................       $331.4        $319.9        $310.1
    Mortgage loans on real estate ........         86.7         105.7         132.5
    Equity real estate ...................         67.0          69.8          23.0
    Policy loans .........................         79.5          76.1          70.9
    Other equity investments .............         13.4          38.5          32.8
    Other investment income ..............         24.5          17.0          36.9
                                                 ------        ------        ------
    Gross investment income ..............        602.5         627.0         606.2
    Investment expenses ..................         75.7          69.4          31.7
                                                 ------        ------        ------
    Net Investment Income ................       $526.8        $557.6        $574.5
                                                 ======        ======        ======


    Investment (losses) gains, net, including changes in valuation allowances, are summarized as follows:


                                                  1994           1993           1992
                                                 ------         ------         ------
                                                            (IN MILLIONS)
    Fixed maturities .....................       $ (6.8)        $ 45.1         $  2.6
    Mortgage loans on real estate ........        (13.3)         (32.0)         (38.8)
    Equity real estate ...................         (5.3)         (13.4)         (21.0)
    Other equity investments .............         20.8            1.8            3.2
                                                 ------         ------         ------
    Investment (Losses) Gains, Net .......       $ (4.6)        $  1.5         $(54.0)
                                                 ======         ======         ======


    Gross gains of $42.6 million, $66.2 million and $34.3 million and gross losses of $41.2 million, $66.5 million and $31.3 million were realized on sales of investments in fixed maturities for the years ended December 31, 1994, 1993 and 1992, respectively. In addition, writedowns of fixed maturities amounted to $8.2 million, $1.4 million and $5.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

    For the year ended December 31, 1994, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,065.1 million. Gross gains of $21.2 million and gross losses of $28.1 million were realized on these sales. The increase in unrealized investment losses related to fixed maturities classified as available for sale for the year ended December 31, 1994 amounted to $215.2 million.

    During the year ended December 31, 1994, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The amortized cost of the security sold was $9.9 million with a related investment gain of $.4 million recognized; the aggregate amortized cost of the securities transferred was $13.2 million with gross unrealized investment losses of $4.0 million charged to consolidated shareholder's equity.

    The  unrealized  investment  (losses)  gains,  included in the  consolidated
    balance  sheets  as  a  component  of  equity,   and  the  changes  for  the
    corresponding years are summarized as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                            --------------------------------
                                                                              1994         1993         1992
                                                                            -------       ------       -----
                                                                                     (IN MILLIONS)
    Balance, beginning of year ........................................     $  22.3       $ 11.1       $ 7.7
    Changes in unrealized investment (losses) gains ...................      (241.8)         3.4         5.1
    Effect of adopting SFAS No. 115 ...................................        --           72.2         --
    Changes in unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs ..............................        95.8        (58.2)        --
       Deferred Federal income taxes ..................................        51.1         (6.2)       (1.7)
                                                                            -------       ------       -----
    Balance, End of Year ..............................................     $ (72.6)      $ 22.3       $11.1
                                                                            =======       ======       =====
    Balance, end of year comprises:
       Unrealized investment (losses) gains on:
         Fixed maturities .............................................     $(148.4)      $ 66.8       $(3.5)
         Other equity investments .....................................          .7         25.6        20.3
         Other ........................................................        (1.7)          --          --
                                                                            -------       ------       -----
       Total ..........................................................      (149.4)        92.4        16.8
       Amounts of unrealized investment (gains) losses attributable to:
         Deferred policy acquisition costs ............................        37.6        (58.2)        --
         Deferred Federal income taxes ................................        39.2        (11.9)       (5.7)
                                                                            -------       ------       -----
    Total .............................................................     $ (72.6)      $ 22.3       $11.1
                                                                            =======       ======       =====


 6. FEDERAL INCOME TAXES

    A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                               1994        1993        1992
                                              ------      ------      ------
                                                      (IN MILLIONS)
    Federal income tax expense (benefit):
       Current ..........................     $ (1.4)     $ (3.4)     $(11.3)
       Deferred .........................       26.4        23.9       (10.3)
                                              ------      ------      ------
    Total ...............................     $(25.0)     $(20.5)     $(21.6)
                                              ======      ======      ======


    The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings (loss) from operations before Federal income taxes by the expected Federal income tax rate (35% for 1994 and 1993 and 34% for 1992).

    The sources of the difference and the tax effects of each are as follows:


                                                           1994        1993        1992
                                                          -----       -----       ------
                                                                  (IN MILLIONS)
    Expected Federal income tax expense (benefit)....     $25.3       $16.6       $(21.4)
    Tax rate adjustment .............................       --          4.0         --
    Other ...........................................       (.3)        (.1)         (.2)
                                                          -----       -----       ------
    Federal Income Tax Expense (Benefit) ............     $25.0       $20.5       $(21.6)
                                                          =====       =====       ======


    The components of the net deferred income tax liability are as follows:

                                                                                     DECEMBER 31, 1994        DECEMBER 31, 1993
                                                                                  -----------------------   ---------------------
                                                                                  ASSETS     LIABILITIES    ASSETS    LIABILITIES
                                                                                  ------     -----------    ------    -----------
                                                                                                   (IN MILLIONS)
    Deferred policy acquisition costs, reserves and reinsurance................    $   --       $250.6       $  --       $262.0
    Investments................................................................      38.4           --        13.4           --
    Compensation and related benefits..........................................      52.2           --        48.8           --
    Other......................................................................      25.6           --        37.3           --
                                                                                   ------       ------       -----       ------
    Total......................................................................    $116.2       $250.6       $99.5       $262.0
                                                                                   ======       ======       =====       ======

    The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                                       -------------------------------
                                                                        1994        1993         1992
                                                                       ------       -----       ------
                                                                                (IN MILLIONS)
    Deferred policy acquisition costs, reserves and reinsurance....    $(11.4)      $(6.8)      $  1.8
    Investments ...................................................      26.1        11.4        (18.6)
    Compensation and related benefits .............................      (2.8)        1.9         --
    Other .........................................................      14.5        17.4          6.5
                                                                       ------       -----       ------
    Deferred Federal Income Tax Expense (Benefit) .................    $ 26.4       $23.9       $(10.3)
                                                                       ======       =====       ======


    At December 31, 1994, EVLICO had net operating loss carryforwards for tax purposes approximating $62.7 million which expire in 2002 through 2007. These loss carryforwards are available to offset future tax payments to Equitable Life under the tax sharing agreement.

 7. REINSURANCE AGREEMENTS

    EVLICO cedes reinsurance to other insurance companies. EVLICO evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance is summarized as follows:


                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                               1994        1993
                                                                               -----       -----
                                                                                 (IN MILLIONS)
    Direct premiums ......................................................     $40.2       $47.0
    Reinsurance ceded ....................................................       (.1)        (.1)
                                                                               -----       -----
    Premiums .............................................................     $40.1       $46.9
                                                                               =====       =====
    Universal Life and Investment-type Product Policy Fee Income Ceded....     $24.9       $26.0
                                                                               =====       =====
    Policyholders' Benefits Ceded ........................................     $ 8.3       $14.5
                                                                               =====       =====


    EVLICO  reinsures  mortality  risks in excess of $5.0  million on any single
    life.  EVLICO  also  reinsures  the  entire  risk  on  certain   substandard
    underwriting risks as well as in certain other cases.

 8. RELATED PARTY TRANSACTIONS

    Under a cost sharing agreement, EVLICO reimburses Equitable Life for its use of Equitable Life's personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is based on the allocated cost of the services provided. The incurred balances of these intercompany transactions, which are included in other operating costs and expenses are as follows:


                                                   YEARS ENDED DECEMBER 31,
                                             ----------------------------------
                                              1994          1993          1992
                                             ------        ------        ------
                                                       (IN MILLIONS)
    Personnel and facilities ..........      $257.9        $252.7        $273.7
    Agent commissions and fees ........       122.6         103.0         101.2


    These cost allocations include various employee related obligations for pensions and postretirement benefits. At December 31, 1994, EVLICO recorded as a reduction of shareholder's equity its allocated portion of an additional minimum pension liability of $1.2 million, net of related Federal income taxes, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

    During 1994, 1993 and 1992, Equitable Life restructured certain operations in connection with cost reduction programs. EVLICO recorded provisions of $6.9 million, $17.3 million and $9.5 million in 1994, 1993 and 1992, respectively, relating primarily to allocated lease obligations (net of sub-lease rentals) and severance liabilities.

    EVLICO incurred investment advisory and asset management fee expenses of $19.2 million, $16.0 million and $15.6 million during 1994, 1993 and 1992, respectively.

    EVLICO and Equitable Life have an agreement whereby certain Equitable Life policyholders may purchase EVLICO's policies without presenting evidence of insurability. Under the agreement, Equitable Life pays EVLICO a conversion charge for the extra mortality risk associated with issuing these policies. EVLICO received payments of $3.2 million, $3.1 million and $3.9 million in 1994, 1993 and 1992, respectively, which were reported as other income.

    On August 31, 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to the Trust. EVLICO realized a $1.1 million gain, net of related deferred policy acquisition costs and deferred Federal income taxes. In conjunction with this transaction, EVLICO received $75.4 million of Class B notes issued by the Trust. These notes have interest rates ranging from 6.85% to 9.45%. The Class B notes are classified as other invested assets on the consolidated balance sheets.

    Net amounts payable to Equitable Life were $226.7 million and $195.4 million at December 31, 1994 and 1993, respectively.

 9. DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives--EVLICO primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce EVLICO's exposure to interest rate fluctuations. Accounting for interest swap transactions is on an accrual basis. Gains and losses related to hedge transactions are amortized as yield adjustments for the remaining life of the underlying hedged item. Income and expense resulting from derivative activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1994 was $704.7 million. The average unexpired terms at December 31, 1994 is 3.0 years. At December 31, 1994, the cost of terminating outstanding matched swaps in a loss position was $34.2 million and the unrealized gain on outstanding matched swaps in a gain position was $4.9 million. EVLICO has no intention of terminating these contracts prior to maturity.

    Fair Value of Financial Instruments--EVLICO defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time EVLICO's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of EVLICO was not material at December 31, 1994 and 1993.

    Fair value for mortgage loans on real estate is estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

    The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Note 3:


                                                                DECEMBER 31,
                                             --------------------------------------------------
                                                      1994                        1993
                                             ----------------------      ----------------------
                                             CARRYING      ESTIMATED     CARRYING      ESTIMATED
                                               VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                             --------      --------      --------      --------
                                                               (IN MILLIONS)
    Consolidated Financial Instruments:
    ----------------------------------
    Mortgage loans on real estate ......     $  888.5      $  865.3      $1,059.5      $1,101.7
    Other joint ventures ...............        196.4         196.4         240.7         240.7
    Policy loans .......................      1,185.2       1,138.7       1,087.3       1,155.3
    Policyholders' account balances:
       SPDA ............................      1,744.3       1,732.7       2,129.5       2,143.0
       Annuity certain and SCNILC ......        159.0         151.3         157.4         160.6


10. COMMITMENTS AND CONTINGENT LIABILITIES

    EVLICO is the obligor under certain structured settlement agreements which it has entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, EVLICO has purchased single premium annuities from Equitable Life and directed Equitable Life to make payments directly to the beneficiaries. A contingent liability exists with respect to these agreements should Equitable Life be unable to meet its obligations. Management believes the need to satisfy such obligations is remote.

    EVLICO had outstanding commitments of $1.3 million at December 31, 1994 under existing loan or loan commitment agreements.

11. LITIGATION

    EVLICO is a defendant in connection with various legal actions and proceedings of a character normally incident to its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such litigation cannot be predicted with certainty, management believes, after consultation with counsel responsible for such litigation, that the resolution of these actions and proceedings will not result in losses that would have a material effect on the consolidated financial statements.

12. STATUTORY FINANCIAL INFORMATION

    EVLICO is restricted as to the amounts it may pay as dividends to Equitable Life. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. For the years ended December 31, 1994, 1993 and 1992, statutory earnings (loss) totaled $27.3 million, $(88.4) million and $(32.7) million, respectively. No amounts are expected to be available for dividends from EVLICO to Equitable Life in 1995.

    At December 31, 1994, EVLICO, in accordance with various government and state regulations, had $3.4 million of securities deposited with such government or state agencies.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles EVLICO's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings (loss) and shareholder's equity on a GAAP basis.


                                                                                                YEARS ENDED DECEMBER 31,
                                                                                        --------------------------------------
                                                                                          1994           1993           1992
                                                                                        --------       --------       --------
                                                                                                    (IN MILLIONS)
    Net change in statutory surplus and capital stock .............................     $   64.8       $  184.4       $   39.7
    Change in asset valuation reserves ............................................         18.5           26.0           10.6
                                                                                        --------       --------       --------
    Net change in statutory surplus, capital stock and asset valuation reserves....         83.3          210.4           50.3
    Adjustments:
       Future policy benefits and policyholders' account balances .................        (13.5)         (22.5)         (46.2)
       Initial fee liability ......................................................        (20.3)         (11.6)         (13.3)
       Deferred policy acquisition costs ..........................................         34.7           62.2          131.5
       Deferred Federal income taxes ..............................................        (20.2)         (23.9)         120.3
       Valuation of investments ...................................................         27.4           33.8          (27.8)
       Limited risk reinsurance ...................................................           .1           (5.4)         (41.7)
       Contribution from Equitable Life ...........................................        (50.0)        (250.0)        (100.0)
       Other, net .................................................................         (5.5)          33.8         (136.7)
                                                                                        --------       --------       --------
    Net Earnings (Loss) ...........................................................     $   36.0       $   26.8        $ (63.6)
                                                                                        ========       ========       ========
    Statutory surplus and capital stock ...........................................     $  777.6       $  712.7       $  528.3
    Asset valuation reserves ......................................................         88.3           69.8           43.8
                                                                                        --------       --------       --------
    Statutory surplus, capital stock and asset valuation reserves .................        865.9          782.5          572.1
    Adjustments:
       Future policy benefits and policyholders' account balances .................       (354.5)        (341.1)        (318.6)
       Initial fee liability ......................................................       (200.5)        (180.3)        (168.7)
       Deferred policy acquisition costs ..........................................      2,077.1        1,946.7        1,942.7
       Deferred Federal income taxes ..............................................       (134.4)        (159.5)        (136.0)
       Valuation of investments ...................................................       (156.5)          57.4         (105.3)
       Limited risk reinsurance ...................................................       (378.6)        (378.7)        (373.3)
       Post retirement and other pension liabilities ..............................       (105.8)        (122.7)        (132.4)
       Other, net .................................................................       (163.8)        (151.6)        (109.5)
                                                                                        --------       --------       --------
    Shareholder's Equity ..........................................................     $1,448.9       $1,452.7       $1,171.0
                                                                                        ========       ========       ========


13. SUPPLEMENTAL CASH FLOW INFORMATION

    For the years ended December 31, 1994, 1993 and 1992, respectively, real estate of $59.0 million, $92.1 million and $17.5 million was acquired in satisfaction of debt.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Equitable Variable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Equitable Variable Life Insurance Company and its subsidiaries ("EVLICO") at December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of EVLICO's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, EVLICO changed its methods of accounting for postemployment benefits in 1994 and for investment securities and for reinsurance in 1993.






PRICE WATERHOUSE LLP
New York, New York
February 8, 1995

INDEPENDENT AUDITORS' REPORT

The Board of Directors of Equitable Variable Life Insurance Company:

We have audited the consolidated statements of earnings, shareholder's equity and cash flows of Equitable Variable Life Insurance Company ("EVLICO") for the year ended December 31, 1992. These consolidated financial statements are the responsibility of EVLICO's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of Equitable Variable Life Insurance Company for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 1992 EVLICO changed its method of accounting for foreclosed assets, income taxes and postretirement benefits other than pensions.






DELOITTE & TOUCHE LLP
New York, New York
February 16, 1993

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds,
(2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Survivorship 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1994 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account Funds or the Trust portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.

                         AVERAGE ANNUAL RATES OF RETURN


                                                LONG-TERM        LONG-TERM      INTERMEDIATE-                       CONSUMER
                                COMMON         GOVERNMENT        CORPORATE          TERM           TREASURY           PRICE
                                STOCKS            BONDS            BONDS            BONDS            BILLS            INDEX
                                ------            -----            -----            -----            -----            -----

FOR THE
FOLLOWING
PERIODS ENDING
12/31/94:
 1 year..................         1.31            -7.77            -5.76            -5.14             3.90             2.78
 3 years.................         6.26             5.62             5.28             4.19             3.43             2.81
 5 years.................         8.69             8.34             8.36             7.46             4.73             3.51
10 years.................        14.40            11.86            11.57             9.40             5.76             3.59
20 years.................        14.58             9.42            10.00             9.25             7.29             5.45
30 years.................         9.95             6.96             7.31             7.84             6.66             5.36
40 years.................        10.66             5.62             6.14             6.58             5.63             4.40
50 years.................        11.92             4.99             5.34             5.59             4.69             4.35
60 years.................        11.48             4.81             5.21             5.19             3.92             4.10
Since 1926...............        10.19             4.83             5.41             5.09             3.69             3.13
Inflation Adjusted
Since 1926...............         6.85             1.65             2.22             1.91             0.55              --
-------------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1995 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

 Long-term Corporate Bonds -- For the period 1969-1994, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1994; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

 Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond  portfolio constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                                      A-2